     As filed with the Securities and Exchange Commission on April 28, 1998

                                        Securities Act registration no. 33-11755
                                Investment Company Act registration no. 811-5022

--------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A

--------------------------------------------------------------------------------

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

                           Post-Effective Amendment No. 25                 [X]

                                         and

                     REGISTRATION STATEMENT UNDER THE INVESTMENT
                                 COMPANY ACT OF 1940                       [X]

                                   Amendment No. 27                        [X]

--------------------------------------------------------------------------------

                         SKYLINE FUNDS-Registered Trademark-
                                     (Registrant)

             311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606
                           Telephone Number:  312/913-0900

--------------------------------------------------------------------------------

     William M. Dutton                    Janet D. Olsen
     Skyline Funds                        Bell, Boyd & Lloyd
     311 South Wacker Drive, Suite 4500   Three First National Plaza, Suite 3300
     Chicago, Illinois  60606             Chicago, Illinois  60602

                                 (Agents for service)

--------------------------------------------------------------------------------

                    Amending Parts A, B and C and filing Exhibits

--------------------------------------------------------------------------------

          It is proposed that this filing will become effective:
                         immediately upon filing pursuant to paragraph (b)
               ------

                 X       on April 28, 1998 pursuant to paragraph (b)
               ------

                         60 days after filing pursuant to paragraph (a)(1)
               ------
                         on                  pursuant to paragraph (a)(1)
               ------
                         75 days after filing pursuant to paragraph (a)(2)
               ------
                         on                  pursuant to paragraph (a)(2) of
               ------
                         rule 485

--------------------------------------------------------------------------------

                                    SKYLINE FUNDS

            Cross-reference sheet pursuant to rule 495(a) of Regulation C

Item                     Location or Caption
------------             -------------------

PART A (PROSPECTUS)

1(a)&(b)                 Front cover

2(a)                     Expense Information
  (b)&(c)                Highlights

3(a)                     Financial Highlights
  (b)                    Not applicable
  (c)                    Management of Skyline - Performance

  (d)                    Financial Highlights


4(a)(i)                  Skyline and its Shares
     (ii)                Investment Objective and Policies; Risks; Investment
                         Restrictions
  (b)                    Investment Objective and Policies; Investment
                         Restrictions
  (c)                    Risks

5(a)                     Management of Skyline
  (b)                    Management of Skyline; Back cover; Expense Information
  (c)                    Management of Skyline
  (d)                    Not applicable
  (e)                    Back cover
  (f)                    Management of Skyline; Expense Information
  (g)                    Management of Skyline


5A The information called for is contained in the annual reports of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian


6(a)                     Skyline and its Shares
  (b)-(d)                Not applicable
  (e)                    Skyline and its Shares
  (f)                    Dividends and Distributions
  (g)                    Taxes
  (h)                    Not applicable

7                        Purchasing Shares
  (a)                    Back cover

  (b) Purchasing Shares; Purchasing and Redeeming Shares through Intermediaries; Net Asset Value

  (c)                    Not applicable
  (d)                    Purchasing Shares
  (e)-(g)                Not applicable

Item                     Location or Caption
----                     -------------------

8(a)                     Redeeming Shares
  (b)                    Purchasing and Redeeming Shares through Intermediaries
  (c)-(d)                Redeeming Shares

9                        Not applicable

PART B (STATEMENT OF ADDITIONAL INFORMATION)

10(a)&(b)                Front cover


11                       Table of Contents


12                       Skyline and the Funds


13(a)-(c)                Investment Policies; Investment Restrictions
    (d)                  Investment Policies


14(a)-(c)                Management of Skyline

15(a)                    Not applicable
    (b)                  Principal Shareholders
    (c)                  Management of Skyline

16(a)(i)                 Investment Advisory Services
        (ii)             Management of Skyline
       (iii)             Investment Advisory Services
    (b)                  Investment Advisory Services
    (c)-(g)              Not applicable
    (h)                  General Information
    (i)                  Not applicable


17(a)-(d)                Portfolio Transactions and Brokerage
   (e)                   Not applicable


18(a)&(b)                Not applicable


19(a)                    Purchase and Redemption of Shares
   (b)                   Purchase and Redemption of Shares; Financial Statements
   (c)                   Purchase and Redemption of Shares


20                       Taxes

21(a)&(b)                General Information - Distributor
    (c)                  Not applicable

Item                     Location or Caption
----                     -------------------
22(a)                    Not applicable
    (b)                  Performance Information

23                       Financial Statements

PART C (OTHER INFORMATION)


24                       Financial Statements and Exhibits

25                       Persons Controlled by or Under Common Control With
Registrant

26                       Number of Holders of Securities

27                       Indemnification

28                       Business and Other Connections of Investment Adviser

29                       Principal Underwriters

30                       Location of Accounts and Records

31                       Management Services

32                       Undertakings

                      SKYLINE FUNDS-REGISTERED TRADEMARK-
                       311 SOUTH WACKER DRIVE, SUITE 4500
                            CHICAGO, ILLINOIS 60606

                     IN ILLINOIS -- (312) 913-0900 COLLECT
                  OUTSIDE ILLINOIS -- (800) 458-5222 TOLL FREE
                          PRICE LINE -- (800) 828-2SKY
              (800) 828-2759

                                                                  April 28, 1998


  SKYLINE SPECIAL EQUITIES PORTFOLIO seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. Skyline Special Equities Portfolio emphasizes investments in companies that have below average valuations and above average earnings growth prospects. Skyline Special Equities Portfolio also invests in stocks that are depressed due to current problems at the company where there is an expectation that the company's operations will improve. Skyline Special Equities Portfolio emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $1 billion.


  SKYLINE SMALL CAP VALUE PLUS seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. Skyline Small Cap Value Plus emphasizes investments in companies that have attractive valuations plus solid growth prospects. These companies will often have earnings growth prospects that are superior to the average publicly traded company. Skyline Small Cap Value Plus emphasizes investments in small companies whose outstanding shares have an aggregate market value under $2 billion. Prior to April 28, 1998, Skyline Small Cap Value Plus was named Skyline Special Equities II.



  SKYLINE SMALL CAP CONTRARIAN seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. These stocks are generally found among companies that are viewed negatively in the market due to disappointing financial results. Due to the uncertainty regarding the eventuality and timing of profitability improvements, stocks purchased for Skyline Small Cap Contrarian should reflect lower valuations and therefore more potential for capital appreciation should profitability improve. Skyline Small Cap Contrarian emphasizes investments in small companies whose outstanding shares have an aggregate market value between $50 million and $2 billion.


                        SKYLINE SPECIAL EQUITIES PORTFOLIO
              IS CLOSED TO NEW INVESTORS. SEE "PURCHASING SHARES."

                                                   (CONTINUED ON FOLLOWING PAGE)
                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
    PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.    ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian are "no-load" funds. There are no sales or redemption charges, and there are no "12b-1" plans. Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian are each a series of Skyline Funds.


  This Prospectus is a concise statement of information you should know before investing. Please retain it for future reference.


  A Statement of Additional Information regarding Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian, dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated in this Prospectus by reference. The Statement of Additional Information may be obtained without charge by calling or writing Skyline Funds at the telephone numbers or address shown above. In addition, the Securities and Exchange Commission maintains a Website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated in this Prospectus by reference, and other information about Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian.

                               TABLE OF CONTENTS


                                                                                  PAGE
                                                                                  -----
HIGHLIGHTS...................................................................           1
EXPENSE INFORMATION..........................................................           4
FINANCIAL HIGHLIGHTS.........................................................           5
INVESTMENT OBJECTIVES, POLICIES AND PORTFOLIO MANAGERS.......................           9
    SKYLINE SPECIAL EQUITIES PORTFOLIO.......................................           9
    SKYLINE SMALL CAP VALUE PLUS.............................................          10
    SKYLINE SMALL CAP CONTRARIAN.............................................          10
RISKS........................................................................          11
INVESTMENT RESTRICTIONS......................................................          12
PURCHASING SHARES............................................................          13
    BY CHECK.................................................................          13
    BY WIRE..................................................................          14
    GENERAL SHARE PURCHASE POLICIES..........................................          14
REDEEMING SHARES.............................................................          14
    BY MAIL..................................................................          14
    BY TELEPHONE.............................................................          15
    GENERAL REDEMPTION POLICIES..............................................          16
PURCHASING AND REDEEMING SHARES THROUGH INTERMEDIARIES.......................          16
NET ASSET VALUE..............................................................          17
SHAREHOLDER SERVICES.........................................................          18
    SHAREHOLDER ACCOUNTS.....................................................          18
    RETIREMENT PLANS.........................................................          18
    EXCHANGE PRIVILEGE.......................................................          18
    AUTOMATIC INVESTMENT PLAN................................................          19
    SYSTEMATIC WITHDRAWAL PLAN...............................................          20
    DIVIDEND PURCHASE PLAN...................................................          20
DIVIDENDS AND DISTRIBUTIONS..................................................          20
TAXES........................................................................          21
MANAGEMENT OF SKYLINE........................................................          22
    THE TRUSTEES.............................................................          22
    THE ADVISER..............................................................          22
    PORTFOLIO TRANSACTIONS...................................................          24
    PERFORMANCE..............................................................          24
SKYLINE AND ITS SHARES.......................................................          25
    SHARES...................................................................          25
    VOTING RIGHTS............................................................          26
    SHAREHOLDER INQUIRIES....................................................          26

                                   HIGHLIGHTS


  SKYLINE SPECIAL EQUITIES PORTFOLIO, SKYLINE SMALL CAP VALUE PLUS, and
SKYLINE SMALL CAP CONTRARIAN (each, a "Fund" and collectively, the "Funds") are series of Skyline Funds ("Skyline"). Each Fund is a "no-load" fund. There are no sales or redemption charges.



INVESTMENT OBJECTIVES,
  POLICIES AND
  PORTFOLIO MANAGERS

SKYLINE SPECIAL         SKYLINE SPECIAL EQUITIES PORTFOLIO seeks
  EQUITIES PORTFOLIO    maximum capital appreciation primarily
                        through investment in common stocks that the
                        Adviser considers undervalued. Special
                        Equities Portfolio emphasizes investments in
                        companies that have below average valuations
                        and above average earnings growth prospects.
                        The Fund also invests in stocks that are
                        depressed due to current problems at the
                        company where there is an expectation that
                        the company's operations will improve.
                        Special Equities Portfolio emphasizes
                        investments in small companies whose
                        outstanding shares have an aggregate market
                        value of less than $1 billion. The Adviser
                        attempts to identify companies that it
                        believes are neglected by the investment
                        community. (See "Investment Objectives,
                        Policies and Portfolio Managers.")
                        William M. Dutton is portfolio manager of
                        Skyline Special Equities Portfolio.

SKYLINE SMALL CAP       SKYLINE SMALL CAP VALUE PLUS seeks maximum
  VALUE PLUS            capital appreciation primarily through
                        investment in common stocks that the Adviser
                        considers undervalued. Small Cap Value Plus
                        emphasizes investments in companies that
                        have attractive valuations plus solid growth
                        prospects. These companies will often have
                        earnings growth prospects that are superior
                        to the average publicly traded company.
                        Small Cap Value Plus emphasizes investments
                        in small companies whose outstanding shares
                        have an aggregate market value under $2
                        billion. The Adviser attempts to identify
                        companies that it believes are neglected by
                        the investment community. (See "Investment
                        Objectives,

                        Policies and Portfolio Managers.")
                        Kenneth S. Kailin is portfolio manager of Skyline Small Cap Value Plus.
                        Prior to April 28, 1998, Skyline Small Cap
                        Value Plus was named Skyline Special
                        Equities II.

SKYLINE SMALL CAP       SKYLINE SMALL CAP CONTRARIAN seeks maximum
  CONTRARIAN            capital appreciation primarily through
                        investment in common stocks that the Adviser
                        considers undervalued. These stocks are
                        generally found among companies that are
                        viewed negatively in the market due to
                        disappointing financial results. SKYLINE
                        SMALL CAP CONTRARIAN emphasizes investments
                        in small companies whose outstanding shares
                        have an aggregate market value between $50
                        million and $2 billion. (See "Investment
                        Objectives, Policies and Portfolio
                        Managers.")
                        Daren C. Heitman is portfolio manager of
                        Skyline Small Cap Contrarian.

INVESTMENT RISKS        Over time, stocks have historically provided
                        superior long-term capital appreciation
                        potential. However, stock prices may decline
                        over short or even extended periods. Stock
                        markets tend to move in cycles, with periods
                        of rising stock prices and periods of
                        falling stock prices. As a result, the Funds
                        should be considered long-term investments,
                        designed to provide the best results when
                        held for several years or more. The Funds
                        may not be suitable investments if you have
                        a short-term investment horizon or are
                        unwilling to accept fluctuations in share
                        price, including significant declines over a
                        given period.
                        Because the Funds invest in stocks of small
                        companies, which tend to be more volatile
                        and less liquid than stocks of larger
                        companies, investing in one of the Skyline
                        Funds may involve an above-average degree of
                        risk. (See "Risks")

MINIMUM PURCHASE        $1,000 for initial investments and $100 for
                        subsequent investments. (See "Purchasing
                        Shares.")

DIVIDENDS AND CAPITAL   Income dividends and capital gains, if any,
  GAINS                 are distributed at least annually.
                        Distributions automatically are reinvested
                        in additional shares at net asset value
                        unless payment in cash is requested. (See
                        "Dividends and Distributions.")

REDEMPTION PRICE        Current net asset value, without charge.
                        (See "Redeeming Shares.")

INVESTMENT ADVISER      Skyline Asset Management, L.P. (the
                        "Adviser") is the investment adviser to
                        Skyline. The Adviser managed more than $1.4
                        billion in assets as of March 31, 1998.

EXPENSES Each Fund pays the Adviser a comprehensive fee out of which the Adviser pays all of the Fund's ordinary costs and expenses, except the fees and expenses of Skyline's non-interested trustees and organization costs. (See "Management of Skyline -- THE
                        ADVISER.")

DISTRIBUTOR             Funds Distributor, Inc.

                              EXPENSE INFORMATION

  The following table shows all fees paid by shareholders or assessed against assets of the Funds:


                                                     SKYLINE
                                                     SPECIAL      SKYLINE      SKYLINE
                                                    EQUITIES     SMALL CAP    SMALL CAP
                                                    PORTFOLIO   VALUE PLUS   CONTRARIAN
                                                   -----------  -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a
   percentage of
   offering price)...............................        none         none         none
  Maximum Sales Load Imposed on Reinvested
   Dividends (as a percentage of offering
   price)........................................        none         none         none
  Deferred Sales Load............................        none         none         none
  Redemption Fees (1)............................        none         none         none
  Exchange Fees..................................        none         none         none

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Comprehensive Management Fees (including most
   operating
   expenses) (2).................................       1.47%        1.50%        1.50%
  12b-1 Fees.....................................        none         none         none
  Other Expenses.................................        .01%        0.01%        0.21%
                                                   -----------  -----------  -----------
  Total Operating Expenses.......................       1.48%        1.51%        1.71%


------------------------

(1) A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire transfer (currently $12). (See "Redeeming Shares.")

(2) Under the advisory agreement, the Adviser pays all of the ordinary operating expenses of each Fund, except the fees and expenses of Skyline's non-interested trustees and organization costs. (See "Management of Skyline -- THE ADVISER.")


  The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The annual operating expenses for the Funds, as shown in the table, represent Skyline Special Equities Portfolio's and Skyline Small Cap Value Plus's actual operating expenses during 1997 and Skyline Small Cap Contrarian's estimated operating expenses for 1998.

EXAMPLE

  You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period for each of the
Funds:


                                                     SKYLINE
                                                     SPECIAL      SKYLINE      SKYLINE
                                                    EQUITIES     SMALL CAP    SMALL CAP
                                                    PORTFOLIO   VALUE PLUS   CONTRARIAN
                                                   -----------  -----------  -----------
1 year...........................................   $      15    $      16    $      18
3 years..........................................          47           48           54
5 years..........................................          81           82
10 years.........................................         177          180


  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; THE FUNDS' ACTUAL EXPENSES AND THE ANNUAL RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. Although information such as that shown in the Example is useful in reviewing the Funds' expenses and in providing a basis for comparison of these expenses with the expenses of other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

                              FINANCIAL HIGHLIGHTS


  The tables below reflect the results of the operations of each Fund on a per-share basis for the periods indicated. The information presented has been audited and reported on by Skyline's independent auditors. The tables should be read in conjunction with the financial statements of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian, which may be obtained without charge from Skyline upon request. The auditors' report and further information about the performance of the Funds is contained in the Funds' Annual Reports and the Statement of Additional Information, which may be obtained from Skyline free of charge.

                       SKYLINE SPECIAL EQUITIES PORTFOLIO

                                                                            YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------------------------------
                                               1997       1996      1995(a)     1994       1993       1992       1991       1990
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value at beginning of year.......  $   18.16  $   16.79  $   15.64  $   17.83  $   17.12  $   12.67  $   10.32  $   11.49
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss) income.............      (0.07)     (0.04)     (0.06)     (0.08)     (0.09)     (0.01)      0.01       0.10
  Net realized and unrealized gain (loss)
   on investments..........................       6.46       5.02       2.21      (0.18)      3.94       5.37       4.74      (1.17)
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total from Investment Operations.........       6.39       4.98       2.15      (0.26)      3.85       5.36       4.75      (1.07)
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from net investment income.....         --         --         --         --         --         --      (0.01)     (0.10)
  Dividends from net realized gains on
   investments.............................      (2.89)     (3.61)     (1.00)     (1.93)     (3.14)     (0.91)     (2.39)        --
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS........................      (2.89)     (3.61)     (1.00)     (1.93)     (3.14)     (0.91)     (2.40)     (0.10)
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value at end of year.............  $   21.66  $   18.16  $   16.79  $   15.64  $   17.83  $   17.12  $   12.67  $   10.32
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (b)...........................     35.43%     30.37%     13.83%     (1.15%)    22.85%     42.45%     47.28%     (9.28%)

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net
   assets..................................      1.48%      1.51%      1.51%      1.49%      1.48%      1.51%      1.55%      1.59%
  Ratio of net investment (loss) income to
   average net assets......................     (0.41%)    (0.32%)    (0.35%)    (0.49%)    (0.54%)    (0.19%)     0.09%      0.95%
  Portfolio turnover rate..................        62%       130%        71%        82%       104%        87%       104%        98%
  Average commission rate paid (c).........  $  0.0601  $  0.0636
Net assets at end of year (in thousands)...  $ 467,070  $ 219,480  $ 174,899  $ 202,771  $ 228,011  $ 172,385  $  37,495  $  22,154
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------


                                               1989       1988
                                             ---------  ---------
Net asset value at beginning of year.......  $   10.32  $    7.99
                                             ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss) income.............       0.13       0.05
  Net realized and unrealized gain (loss)
   on investments..........................       2.33       2.33
                                             ---------  ---------
  Total from Investment Operations.........       2.46       2.38
                                             ---------  ---------
LESS DISTRIBUTIONS
  Dividends from net investment income.....      (0.13)     (0.05)
  Dividends from net realized gains on
   investments.............................      (1.16)        --
                                             ---------  ---------
TOTAL DISTRIBUTIONS........................      (1.29)     (0.05)
                                             ---------  ---------
Net asset value at end of year.............  $   11.49  $   10.32
                                             ---------  ---------
                                             ---------  ---------
TOTAL RETURN (b)...........................     23.98%     29.79%
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net
   assets..................................      1.60%      1.70%
  Ratio of net investment (loss) income to
   average net assets......................      1.30%      0.61%
  Portfolio turnover rate..................        90%        68%
  Average commission rate paid (c).........
Net assets at end of year (in thousands)...  $  21,056  $  11,498
                                             ---------  ---------
                                             ---------  ---------

------------------------


See "Notes to Financial Highlights" on page 8.

                          SKYLINE SMALL CAP VALUE PLUS


                                                                         YEAR ENDED DECEMBER 31,                FEBRUARY 9,
                                                              ---------------------------------------------     1993(d) TO
                                                                1997         1996       1995(a)      1994    DECEMBER 31, 1993
                                                              --------     --------     -------     -------  -----------------
Net asset value at beginning of period                        $  11.94     $  11.29     $ 10.14     $ 10.79       $ 10.00
                                                              --------     --------     -------     -------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss) income..............................     (0.03)       (0.02)       0.06        0.02          0.01
  Net realized and unrealized gain (loss) on investments....      3.13         2.94        2.06      (0.19)          1.00
                                                              --------     --------     -------     -------      --------
  Total from Investment Operations..........................      3.10         2.92        2.12      (0.17)          1.01
                                                              --------     --------     -------     -------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        --        (0.01)      (0.06)     (0.02)            --
  Dividends from net realized gains on investments..........     (2.29)       (2.26)      (0.91)     (0.46)         (0.22)
  Return of capital distribution............................        --           --          --          --(e)           --
                                                              --------     --------     -------     -------      --------
TOTAL DISTRIBUTIONS.........................................     (2.29)       (2.27)      (0.97)     (0.48)         (0.22)
                                                              --------     --------     -------     -------      --------
Net asset value at end of period............................  $  12.75     $  11.94     $ 11.29     $ 10.14       $ 10.79
                                                              --------     --------     -------     -------      --------
                                                              --------     --------     -------     -------      --------
TOTAL RETURN................................................     26.21%       26.60%      20.95%      (1.52%)        10.08%(f)
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets...................      1.51%        1.53%       1.52%       1.51%         1.51%(g)
  Ratio of net investment (loss) income to average net
   assets...................................................     (0.30%)      (0.24%)      0.50%       0.22%        (0.10%)(g)
  Portfolio turnover rate...................................       104%         145%        102%         82%          111%(g)
  Average commission rate paid (c)..........................  $ 0.0601     $ 0.0619
Net assets at end of period (in thousands)..................  $165,687     $105,333     $89,203     $99,638       $58,608
                                                              --------     --------     -------     -------      --------
                                                              --------     --------     -------     -------      --------

                          SKYLINE SMALL CAP CONTRARIAN

                                                                DECEMBER
                                                                   15,
                                                                 1997(d)
                                                                   TO
                                                                DECEMBER
                                                                31, 1997
                                                                ---------
Net asset value at beginning of period......................    $ 10.00
                                                                ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.......................................       0.00
  Net realized and unrealized gain (loss) on investments....       0.00
                                                                ---------
  Total from Investment Operations..........................       0.00
                                                                ---------
Net asset value at end of period............................    $ 10.00
                                                                ---------
                                                                ---------
TOTAL RETURN................................................       0.00%(h)
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets...................       1.71%(g)
  Ratio of net investment (loss) to average net assets......      (0.29%)(g)
  Portfolio turnover rate...................................          0%(g)
  Average commission rate paid (c)..........................    $0.0514(h)
Net assets at end of period (in thousands)..................    $ 4,753
                                                                ---------
                                                                ---------

NOTES TO FINANCIAL HIGHLIGHTS:


(a) Effective September 1, 1995, Skyline Asset Management, L.P. became the investment adviser to Skyline Special Equities Portfolio and Skyline Small Cap Value Plus.


(b) Total return for Skyline Special Equities Portfolio does not reflect the effect of any sales charges which may have been previously charged.

(c) Indicates the average brokerage commissions paid per share of stock bought and sold in a transaction in which a commission was paid.

(d) Commencement of operations.

(e) Distributions were less than $.01 per share.

(f) For the period February 9, 1993 to December 31, 1993.

(g) Ratios have been determined on an annualized basis.

(h) For the period December 15, 1997 to December 31, 1997.

             INVESTMENT OBJECTIVES, POLICIES AND PORTFOLIO MANAGERS

SKYLINE SPECIAL EQUITIES PORTFOLIO

  Skyline Special Equities Portfolio seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers to be undervalued. Companies in which Skyline Special Equities Portfolio invests generally fall into one of the following three categories:

  1. A company that the Adviser believes will achieve above average growth in earnings, but that is selling at a price/earnings ratio below the average for the overall stock market.

  2. A company that has experienced problems leading to a depressed stock price where the Adviser believes that there is a reasonable likelihood that the company's operations will improve.

  3. A company that does not fall into the above categories, but because of special circumstances appears undervalued and, consequently, offers potential for appreciation.

  Skyline Special Equities Portfolio emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $1 billion. The Adviser attempts to identify companies that it believes are neglected by the investment community.

  The Fund is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the assets of the Fund will be invested in common stocks. In management of cash receipts or liquidity for anticipated redemptions, the Fund may invest without limitation in high-quality fixed-income securities or hold assets in cash or cash equivalents.


  William M. Dutton is portfolio manager of Skyline Special Equities Portfolio. Mr. Dutton is president of Skyline Funds and has been the portfolio manager of Skyline Special Equities Portfolio since its inception in 1987. He is managing partner and chief investment officer of the Adviser. Mr. Dutton has managed small cap portfolios since 1985, including Skyline Growth Fund, L.L.C., a private investment company, and the small cap investment portfolios of a number of prominent institutional clients. In 1992, he was named "Portfolio Manager of the Year" by Morningstar. Mr. Dutton graduated with a Bachelor of Arts degree in English Literature from Princeton University and received a Master's degree in Accounting from the University of Illinois. He is also a Certified Public Accountant. Mr. Dutton has been quoted and featured in a number of well-known investment publications, including FORBES, FORTUNE, and THE WALL STREET JOURNAL as well as a featured guest on LOUIS RUKEYSER'S WALL STREET WEEK. He was born and raised in the Chicagoland area where he still resides with his wife.

SKYLINE SMALL CAP VALUE PLUS



  Skyline Small Cap Value Plus seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. Skyline Small Cap Value Plus emphasizes investments in companies that have attractive valuations plus solid growth prospects. These companies often have earnings growth prospects that are superior to the average publicly traded company. In purchasing these stocks, strict attention is also paid to valuation. The Adviser generally favors stocks that trade at relatively low multiples of earnings, sales and/or cash flow.



  Skyline Small Cap Value Plus emphasizes investments in small companies whose outstanding shares have an aggregate market value under $2 billion. The Adviser attempts to identify companies that it believes are neglected by the investment community.



  The Fund is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the assets of the Fund will be invested in common stocks of small capitalization issuers. In management of cash receipts or liquidity for anticipated redemptions, the Fund may invest without limitation in high-quality fixed-income securities or hold assets in cash or cash equivalents.



  Kenneth S. Kailin is portfolio manager of Skyline Small Cap Value Plus. Mr. Kailin is executive vice president of Skyline Funds and has been the portfolio manager of Skyline Small Cap Value Plus since its inception in 1993. He is a partner of the Adviser. Mr. Kailin also manages portfolios that invest in small capitalization stocks for institutional clients. Mr. Kailin joined Skyline's predecessor organization over a decade ago as a security analyst working for Mr. Dutton. In 1990, he became a portfolio manager. Prior to his work in the investment field, Mr. Kailin was employed in the banking industry. Mr. Kailin received his Bachelor of Science degree in Finance from Indiana University and his M.B.A. from the University of Chicago. He is also a Chartered Financial Analyst. Mr. Kailin has been featured on CNBC's MONEY TALK, PBS's DOLLAR SIGNS, PBS's NIGHTLY BUSINESS REPORT, and on a number of radio programs and internet sites, including Prodigy and Sage On-Line. He was born and raised in the Chicagoland area where he still resides with his wife and three children.



  Prior to April 28, 1998, Skyline Small Cap Value Plus was named Skyline Special Equities II.


SKYLINE SMALL CAP CONTRARIAN

  Skyline Small Cap Contrarian seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. These stocks are generally found among companies that are viewed negatively in the market due to disappointing financial results. Due to the uncertainty regarding the eventuality and timing of profitability improvements, stocks purchased for Skyline Small Cap Contrarian should reflect lower valuations and therefore more potential for capital appreciation should profitability improve. Small Cap Contrarian attempts to manage investment risk by emphasizing investments in companies with strong market positions, competitive advantages, and competent management teams with sound business strategies under ordinary circumstances.


  Skyline Small Cap Contrarian emphasizes investments in small companies whose outstanding shares have an aggregate market value between $50 million and $2 billion.


  Skyline Small Cap Contrarian is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the Fund's assets will be invested in common stocks of small capitalization issuers. In management of cash receipts or for liquidity needs, the Fund may invest without limitation in high-quality fixed-income securities or hold assets in cash or cash equivalents.

  Daren C. Heitman is portfolio manager of Small Cap Contrarian. Mr. Heitman is a senior vice president of Skyline Funds. With over seven years of experience researching small capitalization companies, Mr. Heitman most recently worked as a small cap securities analyst with Mr. Dutton, portfolio manager of Skyline Special Equities Portfolio. Mr. Heitman joined Skyline's predecessor adviser in 1993 as an analyst in its institutional equity research division. Prior to that, Mr. Heitman worked for The Ohio Company as a research analyst for two years. Mr. Heitman has a B.B.A. in Finance from Iowa State University with a minor in economics. Mr. Heitman is also a Chartered Financial Analyst. He was raised in Iowa and resides in the Chicagoland area with his wife and twin daughters.

                                     RISKS

  Over time, stocks have historically provided superior long-term capital appreciation potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.


  Because the Funds invest in stocks of small companies, which tend to be more volatile and less liquid than stocks of larger companies, investing in one of the Skyline Funds may involve an above-average degree of risk. Small companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their securities. However, the Funds attempt to reduce risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect low valuations.

  There can be no assurance that a Fund's investment objective will be achieved. Each Fund's investment objective and policies may be changed by Skyline's board of trustees without shareholder approval. However, shareholder approval is required for changes in a Fund's fundamental investment restrictions. Any change in a Fund's investment objective might result in that Fund having an investment objective that differs from the investment objective a shareholder considered appropriate when investing.

  Like other mutual funds, financial and business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by the Adviser, and other service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Skyline is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds.

                            INVESTMENT RESTRICTIONS


  Skyline has adopted for each Fund certain fundamental investment restrictions, which may be changed only with the approval of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940. Neither Skyline Special Equities Portfolio nor Skyline Small Cap Value Plus may: (1) invest more than 5% of its assets (valued at the time of investment) in the securities of any single issuer, excluding government obligations; or (2) invest in a security if, as a result of such investment, the Fund would hold more than 10% (measured at the time of investment) of the outstanding voting securities of the issuer of such security. Skyline Small Cap Contrarian is subject to the same restrictions, but only as to 75% of its assets. No Fund may borrow money except for temporary or emergency purposes, and not in excess of 10% of its total assets; or invest more than 25% of its total assets in securities of issuers in a single industry.

                               PURCHASING SHARES


  SKYLINE SPECIAL EQUITIES PORTFOLIO CLOSED ON JANUARY 30, 1997, TO INVESTMENT BY NEW INVESTORS. However, persons owning shares of Skyline Special Equities Portfolio as of January 30, 1997 (the "Closing Date"), may continue to add to their accounts. In addition, the following persons may continue to open new accounts after the Closing Date: (i) persons owning shares of the Fund as of the Closing Date; (ii) clients of any financial advisor or planner who has $250,000 or more of client assets invested in the Fund as of the Closing Date; (iii) clients of Mesirow Asset Management, Inc., Skyline's former investment adviser, and Mesirow Financial, Inc., Skyline's former distributor; (iv) Skyline's trustees and members of their immediate families and the Adviser's employees and members of their immediate families; (v) retirement plan accounts (including ERISA accounts and IRAs) for the Adviser's employees, and Skyline's trustees, and members of their immediate families; (vi) retirement plans sponsored by the Adviser or Affiliated Managers Group, Inc., the general partner of the Adviser, in which the Adviser's employees are eligible to participate; (vii) members of Skyline Growth Fund, L.L.C., a private investment company managed by the Adviser; and (viii) persons who are transferring or rolling over into a Skyline Fund IRA assets from an employee benefit plan through which they held shares of the Fund, or investing part or all of the proceeds of a distribution from a plan through which the person held shares of the Fund which does not permit transfers or rollovers. IF YOU HAVE QUESTIONS ABOUT YOUR ELIGIBILITY TO PURCHASE SHARES OF THE FUND, CALL SKYLINE AT (312) 913-0900 OR (800) 458-5222. Purchases of shares of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian are not affected by this restriction.


  BY CHECK. You may purchase shares of a Fund by completing a share purchase application and forwarding it, together with a check for the investment, directly to SKYLINE FUNDS C/O FIRSTAR TRUST COMPANY, P.O. BOX 701, MILWAUKEE, WI 53201 or to the Distributor, an authorized agent or certain other intermediaries. See "Purchasing and Redeeming Shares Through Intermediaries." The transfer agent is unable to accept third party checks both on initial and subsequent share purchases.

  The purchase price of a Fund's shares is the net asset value per share next computed after receipt by Skyline's transfer agent or authorized agent (from the Distributor or an authorized broker-dealer or directly from a shareholder) of your order completed in accordance with the instructions on the account application. Your order must be received by Skyline's transfer agent or authorized agent before the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) to receive the net asset value calculated on that day. (See "Net Asset Value.") All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

  Should an order to purchase a Fund's shares be canceled because your check does not clear, you will be responsible for any resulting loss incurred by that Fund. A charge (currently $20) will be assessed for any returned check.

  DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Skyline Funds c/o Firstar Trust Company, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

  BY WIRE.  TO PURCHASE SHARES OF A FUND BY FEDERAL WIRE, PLEASE CALL SKYLINE AT
(800) 458-5222 FOR INSTRUCTIONS. To open a new account by wire, Skyline requires that an application form be faxed to it prior to receipt of the wire. Investors must then promptly mail the original application form to Skyline Funds c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201. No account services will be established until the completed application has been received by Skyline.

  GENERAL SHARE PURCHASE POLICIES. The minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100. A Social Security or Taxpayer Identification Number must be supplied and certified on the account application form before an account can be established. Skyline may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if you fail to furnish Skyline with your correct Social Security or Taxpayer Identification Number.

  Skyline reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. Skyline believes that frequent purchases and redemptions of the Fund's shares by investors utilizing market-timing strategies adversely affect the Funds. Skyline therefore intends to reject purchase orders from investors identified by Skyline as market-timers.

  Generally, Skyline does not issue share certificates representing shares, although share certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on Skyline's books without issuance of certificates.

                                REDEEMING SHARES

  BY MAIL. You may redeem shares of a Fund at the net asset value next determined after your request is received by Skyline's transfer agent or an authorized agent. Your redemption request in proper form must be received by Skyline's transfer agent or an authorized agent before the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., Central
Time) to receive the net asset value calculated on that day. (See "Net Asset Value.") To redeem shares, a written request must be received by Skyline's transfer agent or an authorized agent or telephone authorization in proper form must be received or be on file with Skyline's transfer agent. A written request for redemption must be signed by all persons in whose names the shares are registered. Redemption requests received by facsimile transmission or other electronic means will not be accepted. Signatures must conform exactly to the account registration.

  DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Skyline Funds c/o Firstar Trust Company, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

  Each record owner of an account is required to provide a signature guarantee on a written redemption request if (i) the redemption proceeds are being sent to an address other than the address of record, (ii) the redemption proceeds are to be sent to a bank or brokerage account not previously authorized by you in accordance with the instructions on the account application, (iii) the proceeds of the requested redemption would be more than $10,000, (iv) THE ADDRESS OF RECORD HAS CHANGED WITHIN THE LAST 60 DAYS, (v) when you request to redeem shares that have been issued in certificate form, (vi) when you want to have redemption proceeds sent to a different name and/or an address other than the address of record. The signature guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. Additional documentary evidence of authority is required in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. CHECKS TO THIRD PARTIES, OTHER THAN A BANK OR BROKERAGE ACCOUNT AS AUTHORIZED ABOVE, ARE NOT PERMITTED. Redemption checks will not be forwarded if you move. The redemption request should also indicate the change of address and include a signature guarantee.

  BY TELEPHONE. Telephone redemptions can be authorized on the account application. If telephone redemptions are so authorized, Skyline will honor requests by telephone at (312) 913-0900 or (800) 458-5222. Reasonable procedures are used to confirm that instructions received by telephone are genuine. Such procedures include requesting personal identification information that appears on the purchase application and recording the conversation. You will bear the risk of any loss that might result from a fraudulent instruction, although Skyline may bear such risk if reasonable procedures were not used. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to your address of record or to a bank or brokerage account designated by you, in writing, on the purchase application or in a letter with the signature(s) guaranteed.

Skyline reserves the right to require each record owner of an account to provide a signature guarantee when you are adding telephone redemption to an account. Skyline also reserves the right to record all telephone redemption requests. You may not redeem by telephone shares held in an IRA account. During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case a redemption request would have to be made in writing.

  GENERAL REDEMPTION POLICIES. The redemption price per share is the net asset value next determined after receipt of the redemption request by Skyline's transfer agent or an authorized agent, which may be more or less than your cost depending upon the value of the Fund's investment securities at the time of redemption. (See "Net Asset Value.") There is no charge for a redemption, but an authorized agent may charge a fee for this service.

  Payment for shares redeemed is made by check or wire. Payment by check normally is mailed within seven days after receipt of the redemption request in proper form. If specified in the account application, the check will be payable and sent to a designated financial institution. A wire will be sent only to your bank or brokerage account as shown on the account application. Wire requests generally are paid the next business day, after deduction of the cost of the wire transfer (currently $12). That charge and any similar service fee may be changed without prior notice to you. Wires to third parties are not permitted.

  Skyline may suspend or postpone the right of redemption at times when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission. If you redeem shares within 15 days after they have been purchased by check, Skyline may delay payment of the redemption proceeds until it can verify that payment for the purchase of the shares has been (or will be) received, which may take up to 15 days from the date of purchase.

  Skyline reserves the right to redeem shares in any account with a balance of less than $750 in share value in any Fund. Prior to any such redemption, Skyline will give shareholders with accounts not meeting the minimum balance requirement 30 days' written notice during which time they may increase their investment to avoid having shares redeemed. The $750 minimum balance requirement will be waived if an account balance drops below $750 due to market activity.

             PURCHASING AND REDEEMING SHARES THROUGH INTERMEDIARIES

  Shares of each of the Funds may be purchased or redeemed through certain intermediaries, some of which may charge a transaction fee. From time to time, Skyline may authorize certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders for Fund shares. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction fee imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent. Skyline imposes no fees or charges other than those described in this prospectus.

  In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in the Fund. However, for accounting and shareholder services provided by such company with respect to Fund shares held by that company for its customers, the company may charge a fee (currently up to 0.35%) of the annual average value of those accounts. Those fees, if applicable, are paid by the Adviser from its own resources.

  Purchase orders and redemption requests may also be placed with intermediaries who are not authorized agents, including certain broker-dealers. If the intermediary through which an investor purchases or redeems shares is not an authorized agent, the purchase or redemption price will be the net asset value next computed after receipt of the purchase order or redemption request by Skyline's transfer agent from the intermediary.

  Any questions about purchasing or redeeming shares through an intermediary should be directed to Skyline at (312) 913-0900 or (800) 458-5222, or the intermediary.

                                NET ASSET VALUE

  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order or request, respectively, by Skyline's transfer agent or an authorized agent.

  The net asset value of each Fund's shares is determined as of the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) each day it is open for trading. The net asset value per share of each Fund is determined by dividing the value of all of its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding. Each security traded on a national stock exchange or on the Nasdaq National Market is valued at the last sale price or, if there have been no sales on the valuation day, at the most recent bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Other securities traded over-the-counter are valued at the last reported bid price. Other assets and securities are valued by methods that Skyline's board of trustees believes will determine a fair value.

                              SHAREHOLDER SERVICES


  SHAREHOLDER ACCOUNTS. Each shareholder of a Fund receives a quarterly account statement showing transactions in the Fund's shares with a balance denominated in the Fund's shares. In addition, confirmations are sent to shareholders upon purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, you may obtain a historical transcript of your account by requesting one in writing from Firstar Trust Company. If you transfer ownership of your account, each record owner of the account is required to provide a signature guarantee. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. For additional information, please call Skyline at (312) 913-0900 or (800) 458-5222.


  RETIREMENT PLANS. Investors may use Skyline as an investment for their Individual Retirement Accounts ("IRAs"), including regular IRAs, SEP-IRAs, SIMPLE-IRAs and Roth IRAs, profit sharing or pension plans, Section 401(k) plans, Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. Master IRA plans, information regarding plan administration, fees, and other details are available from the Distributor and authorized broker-dealers.


  EXCHANGE PRIVILEGE. Skyline offers an exchange privilege among the Funds and two portfolio series of Firstar Funds, Inc. -- Money Market Fund and U.S. Government Money Market Fund (the "Firstar Money Market Funds"). Because Skyline Special Equities Portfolio is closed to new investors, you may use the exchange privilege to exchange into that Fund only if you currently are eligible to invest in that Fund. All exchanges are based on the respective net asset value per share next calculated after the receipt of an exchange request. Shares of either Firstar Money Market Fund or any of the Funds to be acquired must be available for sale in the investor's state. To be effective on that date, a request to exchange into or out of a Firstar Money Market Fund must be received by the purchase or redemption cutoff time described from time to time in the Firstar Money Market Funds' prospectus, a copy of which can be obtained from Skyline at (312) 913-0900 or (800) 458-5222.


  The exchange privilege is not available for shares for which certificates have been issued or which have been held for fewer than 15 days. Exchanges by telephone are an automatic privilege unless you notify Skyline on the account application that such authorization has been withheld. Unless authorization is withheld, Skyline will honor exchange requests by telephone at (312) 913-0900 or (800) 458-5222. Skyline reserves the right to record all telephone exchange requests. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and recording the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although Skyline may bear such risk if reasonable procedures were not used. To reduce the risk of any fraudulent instruction, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account. During periods of volatile economic and market conditions, you may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

  Skyline reserves the right at any time without prior notice to suspend or terminate the use of the exchange privilege by any person or class of persons. Skyline believes that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, SKYLINE RESERVES THE RIGHT TO TEMPORARILY OR PERMANENTLY TERMINATE, WITH OR WITHOUT ADVANCE NOTICE, THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHO MAKES EXCESSIVE USE OF THE EXCHANGE PRIVILEGE (E.G., MORE THAN FOUR EXCHANGES PER CALENDAR YEAR). Moreover, Skyline reserves the right at any time without prior notice to suspend, limit, modify, or terminate the exchange privilege in its entirety. Because such a step would be taken only if Skyline's board of trustees believes it would be in the best interests of the Funds, Skyline expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the exchange privilege would adversely affect the Funds. IF SKYLINE WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE EXCHANGE PRIVILEGE, A SHAREHOLDER EXPECTING TO MAKE AN EXCHANGE MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE. HOWEVER, REDEMPTION REQUESTS MAY CONTINUE TO BE MADE AS DESCRIBED UNDER "REDEEMING SHARES."

  EXCHANGES OF SHARES ARE TAXABLE EVENTS AND MAY RESULT IN A GAIN OR LOSS FOR FEDERAL INCOME TAX PURPOSES. A prospectus for the Firstar Money Market Funds may be obtained by calling Skyline at (312) 913-0900 or (800) 458-5222. An investor considering an exchange should refer to the relevant prospectus for additional information.


  AUTOMATIC INVESTMENT PLAN. Skyline has a pre-authorized purchase plan for shareholders who wish to make automatic periodic investments in shares of a Fund. (See "Purchasing Shares.") With regard to investments in Skyline Special Equities Portfolio, you may use the plan only if you are eligible to invest in that Fund. You may establish an automatic investment plan for Skyline Small Cap Value Plus, Skyline Small Cap Contrarian or

Skyline Special Equities Portfolio (if you are eligible to invest in that Fund) by opening an account with $1,000 or more and delivering to Skyline's transfer agent an automatic investment plan application along with a voided check. The plan enables Firstar Trust Company, Skyline's transfer agent, to withdraw funds from your bank account or NOW account on a predetermined basis for investment in shares of a Fund. You may terminate your participation in the plan at any time without penalty by written notice to Firstar Trust Company at least 15 days prior to the next investment date. To change your bank account information, your written request must be accompanied by a voided check or a withdrawal slip for your new bank account. Skyline may modify or terminate the plan at any time, or from time to time, without notice to shareholders.

  SYSTEMATIC WITHDRAWAL PLAN. A shareholder may request that Skyline periodically redeem shares of a Fund having a specified redemption value. Payment is sent by check to the record holder(s) of the account. To initiate the Systematic Withdrawal Plan, the account must have a share balance of $5,000 or more and the periodic withdrawal must be in an amount of not less than $100. Skyline may modify or terminate the Systematic Withdrawal Plan at any time, or from time to time, without notice to shareholders.


  DIVIDEND PURCHASE PLAN. A shareholder may have dividends and distributions paid by a Fund automatically invested in shares of one of the Firstar Money Market Funds in which an account has been opened through Skyline's exchange privilege. Similarly, dividends paid on shares in a Firstar Money Market Fund account opened by a Skyline shareholder through the exchange privilege may be automatically invested in shares of Skyline Small Cap Value Plus or Skyline Small Cap Contrarian or, if the shareholder is eligible to invest in Skyline Special Equities Portfolio, in shares of that Fund. The account into which the dividends are to be invested must meet any applicable minimum balance requirement, and the account registration must be identical to the registration of the account from which the dividends or distributions are paid. The minimum subsequent investment amount will be waived. Before establishing this plan to make investments in the Firstar Money Market Funds, a shareholder should obtain and read carefully the Firstar Money Market Funds prospectus, a copy of which may be obtained by calling Skyline at (312) 913-0900 or (800) 458-5222.


                          DIVIDENDS AND DISTRIBUTIONS

  Shareholders may receive two kinds of distributions from Skyline: dividends and capital gains distributions. All dividends and capital gains distributions are paid in the form of additional shares credited to an investor's account at net asset value per share (without a sales charge) unless the shareholder has requested on the account application or in writing that distributions be made in cash. The Funds expect to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually.

                                     TAXES

  Each Fund is a separate entity for federal income tax purposes. Skyline intends for each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund so qualifies, it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.

  Dividends paid by the Funds from net investment income together with distributions of net short-term capital gains generally will be taxable to shareholders as ordinary income, generally in the year received. Distributions declared in October through December, to shareholders of record before January 1, and paid during January of the following year, will be considered paid on December 31 in the calendar year declared. A portion of any dividend paid by each Fund from its net investment income generally will be eligible for the dividends-received deduction for corporations, depending upon the percentage of the distributing Fund's net income derived from qualifying dividends. Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term losses) which are designated as capital gain distributions are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares in that Fund. To the extent a Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain on the sale of such shares. Shareholders will be informed annually of the amount and nature of Skyline's income and distributions. However, shareholders who are not subject to income taxation will not be required to pay tax on amounts distributed to them.

  Under federal law, exchanges and redemptions of shares, including exchanges of shares in one Fund for shares in another Fund or another fund with which Skyline has exchange privileges, are taxable events and, accordingly, may result in capital gain or loss for shareholders participating in such transactions. Shareholders electing to reinvest dividends or redemption proceeds in new shares will nevertheless be treated as having received such distributions for tax purposes.

  Any dividends or distributions have the effect of reducing the per share net asset value by the amount of the dividends or distributions. Although a dividend or distribution paid shortly after shares are purchased is in effect a return of capital, these distributions are subject to taxes, even if their effect is to reduce the per share net asset value below a shareholder's cost. Skyline will notify you annually as to the tax status of dividend and capital gain distributions paid by Skyline.

  Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. In certain states, a portion of Skyline's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. Skyline will indicate each year the portion of each Fund's income, if any, which is derived from such obligations.

  Skyline is required by federal law to withhold, currently at the rate of 31%, from reportable payments (which may include dividends, capital gain distributions, and proceeds from redemptions) paid to shareholders who have not provided a Social Security or Taxpayer Identification Number, have not represented that they either are not currently subject to backup withholding or are exempt from backup withholding, and have not certified that such information is correct. Any amounts withheld will be credited against a shareholder's normal federal income tax liability.

  The tax treatment of non-resident alien individuals, foreign corporations and other non-U.S. shareholders may differ from that described above. All shareholders should consult their own advisors concerning federal, state, and local tax consequences of an investment in the Funds.

                             MANAGEMENT OF SKYLINE

  THE TRUSTEES. The board of trustees has overall responsibility for the conduct of Skyline's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by Skyline's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline's shareholders. Skyline's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.


  THE ADVISER. Skyline's investment adviser is Skyline Asset Management, L.P. The Adviser is a Delaware limited partnership formed in 1995. The general partner of the Adviser is Affiliated Managers Group, Inc. ("AMG"). Limited partnership interests in the Adviser are held by corporations wholly owned by certain officers of the Adviser, including the portfolio managers of Skyline Special Equities Portfolio and Skyline Small Cap Value Plus.

  The officers of the Adviser manage the day-to-day operations of the Adviser. The Funds' portfolio managers make all investment decisions for the Funds. AMG does not manage the day-to-day operations of the Adviser, nor does it participate in the investment process. AMG is a publicly-traded company which acquires interests in investment management firms. The largest shareholder of AMG is a group of private equity funds managed by TA Associates, Inc., however, such entities have no power or authority to participate in the management or operations of the Adviser, and it is expected that the equity ownership of such funds will be diluted or reduced.

  The Adviser manages the investment and reinvestment of each Fund's assets. In addition the Adviser provides office space, facilities, equipment, and personnel for managing the assets and administering Skyline's day-to-day operations, and provides shareholder and investor services.

  In return for the comprehensive fee described below, the Adviser bears all ordinary costs and expenses attendant to operating the Funds except fees paid to non-interested trustees, organization and initial offering expenses, taxes, interest expense, portfolio transaction costs, and any extraordinary costs or expenses not incurred in the course of Skyline's ongoing operation. The overall expense ratio of each Fund is shown in the "Expense Information" table in this Prospectus.


  For its advisory, management, and administrative services, and for the assumption of Skyline's ordinary operating expenses, each Fund pays the Adviser a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million and 1.35% of average daily net assets in excess of $600 million. The Adviser has agreed to limit each Fund's expenses (including the Adviser's fee, trustees' fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses not incurred in the ordinary course of Skyline's operation) to 1.75% of the average daily net assets of Skyline Special Equities Portfolio, 2.00% of the average daily net assets of Skyline Small Cap Value Plus, and 1.75% of the average daily net assets of Skyline Small Cap Contrarian. Expenses incurred in excess of these limits, if any, will be reimbursed to the Fund by the Adviser.



  Each Fund has a portfolio manager who works with a team of the Adviser's investment professionals and analysts. William M. Dutton, portfolio manager for Skyline Special Equities Portfolio, Kenneth S. Kailin, portfolio manager for Skyline Small Cap Value Plus, and Daren C. Heitman, portfolio manager for Skyline Small Cap Contrarian, are each responsible for the day-to-day management of their respective Fund. Mr. Dutton is chief investment officer and managing partner of the Adviser and president of Skyline Funds. Before August 31, 1995, Mr. Dutton was an executive vice president of Skyline's former investment adviser. Mr. Kailin is partner-portfolio manager of the Adviser and an executive vice president of Skyline Funds. Mr. Kailin was a senior vice president of Skyline's former investment adviser from 1994 to August 31, 1995, and vice president from 1992 to 1994. Mr. Heitman has been a securities analyst with the Adviser since September 1995. Between May 1994 and September 1995, Mr. Heitman was a securities analyst with Skyline's former investment adviser, and from January 1993 to May 1994, he was a securities analyst with Mesirow Financial, Inc., a financial services company.

  PORTFOLIO TRANSACTIONS. Decisions as to the purchase and sale of securities for a Fund and the execution of these transactions, including the negotiation of brokerage commissions on such transactions, are the Adviser's responsibility. In general, the Adviser seeks to obtain prompt and reliable execution of purchase and sale orders at the most favorable net prices or yields. In determining the best net price and execution, the Adviser may take into account a broker's or dealer's operational and financial capabilities and the type of transaction involved.

  The Adviser may consider research services provided by the broker or dealer, some of which may be useful to the Adviser in its other business functions. To the extent such research services are taken into account, the execution price paid may be higher, but only in reasonable relation to the benefit of such research services as determined in good faith by the Adviser. The Adviser is authorized to place portfolio transactions with brokers or dealers participating in the distribution of the Funds' shares, but only if the Adviser reasonably believes that the execution and commission are comparable to those available from other qualified firms.

  The Funds' historical portfolio turnover rates are included in the Financial Highlights.

  PERFORMANCE. From time to time, in advertisements and sales literature, Skyline may present information regarding the total return on a hypothetical investment in a Fund for various periods of performance and may make comparisons of such total return to various stock indexes (groups of unmanaged common stocks), to the Consumer Price Index, or to groups of comparable mutual funds.

  Total return for a period is the percentage change in value during the period of an investment in a Fund's shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. The average annual total return for a given period may be calculated by finding the average annual compounded rate of return that would equate a hypothetical $1,000 investment to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. All of the calculations described above will assume the reinvestment of dividends and distributions in additional shares of the Fund. Income taxes will not be taken into account.

  In addition to the figures described above, Skyline might use rankings or ratings determined by Lipper Analytical Services, Inc., Morningstar, Inc., or another service to compare the performance of a Fund with the performance of (i) other funds of similar size and investment objective or (ii) broader groups of funds. Skyline may also provide information about, or compare performance of a Fund to, the historical returns on various types of financial assets.

  Performance of a Fund will vary from time to time, and past results are not indicative of likely future performance. Performance information supplied by Skyline may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.

                             SKYLINE AND ITS SHARES

  Skyline was organized as a Massachusetts business trust on


February 4, 1987, and is an open-end, diversified management investment company. Skyline Special Equities Portfolio began operations April 23, 1987, Skyline Small Cap Value Plus began operations on February 9, 1993, and Skyline Small Cap Contrarian began operations on December 15, 1997. Skyline's name was changed to "Skyline Funds" effective as of April 25, 1997, pursuant to an amendment to its Agreement and Declaration of Trust.


  SHARES. Under the terms of Skyline's Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. There are currently three series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by Skyline's board of trustees on shares of that series. All shares of a series have equal rights in the event of liquidation of that series.

  Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline's obligations. However, Skyline's Agreement and Declaration of Trust disclaims liability of shareholders, Skyline's trustees, and Skyline's officers for acts or obligations of Skyline or the Funds and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by Skyline or the board of trustees. Skyline's Agreement and Declaration of Trust provides for indemnification out of the assets of a Fund of all losses and expenses of any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.

  VOTING RIGHTS. Each Skyline share has one vote and fractional shares have fractional votes. A separate vote of the shareholders of each Fund is required for approval of Skyline's investment advisory agreement, any change in a Fund's fundamental investment policies and restrictions, and any matters which affect only one Fund. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. All shareholders of Skyline vote together in the election of trustees.

  SHAREHOLDER INQUIRIES. Inquiries should be addressed to Skyline Funds, c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. Telephone inquiries may be made at (312) 913-0900 or (800) 458-5222.

-------------------------------------      -------------------------------------
-------------------------------------      -------------------------------------

SHAREHOLDER SERVICES:
  Skyline Funds
  311 South Wacker Drive, Suite 4500
  Chicago, IL 60606
  (800) 458-5222
  (312) 913-0900

INVESTMENT ADVISER:
  Skyline Asset Management, L.P.
  311 South Wacker Drive, Suite 4500
  Chicago, IL 60606

DISTRIBUTOR:
  Funds Distributor, Inc.
  60 State Street, Suite 1300
  Boston, MA 02109

CUSTODIAN AND TRANSFER AGENT:
  Firstar Trust Company
  P.O. Box 701
  Milwaukee, WI 53201

INDEPENDENT AUDITORS:
  Ernst & Young LLP
  233 South Wacker Drive
  Chicago, IL 60606

LEGAL COUNSEL:
  Bell, Boyd & Lloyd
  Three First National Plaza, Suite 3300
  Chicago, IL 60602

  NO DEALER, SALESPERSON OR ANY OTHER PERSON IS AUTHORIZED, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, TO ACT AS AGENT FOR SKYLINE FUNDS, NOR IS ANY PERSON AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTARY INFORMATION OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY SKYLINE FUNDS, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


  SKYLINE FUNDS, THE SKYLINE LOGO, AND SKYLINE SPECIAL EQUITIES PORTFOLIO ARE REGISTERED SERVICE MARKS OF AFFILIATED MANAGERS GROUP, INC.


-------------------------------------
S K Y L I N E  F U N D S-REGISTERED TRADEMARK-

SKYLINE SPECIAL
EQUITIES PORTFOLIO-REGISTERED TRADEMARK-


SKYLINE SMALL CAP VALUE PLUS



SKYLINE SMALL CAP CONTRARIAN


----------------------------
PROSPECTUS

---------------------------------

APRIL 28, 1998


-------------------------------------      -------------------------------------
-------------------------------------      -------------------------------------

                       SKYLINE FUNDS-Registered Trademark-

                       311 South Wacker Drive, Suite 4500
                             Chicago, Illinois 60606
                                 (312) 913-0900
                                 (800) 458-5222

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 1998



     Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian are each a series of Skyline Funds ("Skyline"). Prior to April 28, 1998, Skyline Small Cap Value Plus was named Skyline Special Equities II. Each series of Skyline represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective and policies. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Skyline Funds Prospectus for Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian dated April 28, 1998, and any supplement to that Prospectus. That Prospectus can be obtained without charge by calling or writing to Skyline.



                                TABLE OF CONTENTS
                                                                         Page
                                                                         ----
Skyline and the Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . .3
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . .6
Principal Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Management of Skyline. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Investment Advisory Services . . . . . . . . . . . . . . . . . . . . . . . 13
Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . . . . 15
Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . . . . . 18
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

                              SKYLINE AND THE FUNDS

     Skyline's name was changed from "Skyline Fund" to "Skyline Funds" as of April 1997. As used in this Statement of Additional Information, "Special Equities Portfolio" means Skyline Special Equities Portfolio, "Small Cap Value Plus" means Skyline Small Cap Value Plus, and "Small Cap Contrarian" means Skyline Small Cap Contrarian. Prior to April 28, 1998, Skyline Small Cap Value Plus was named Skyline Special Equities II. Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian are sometimes referred to collectively as the "Funds" and individually as a "Fund." Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to each of the Funds.


                               INVESTMENT POLICIES


     TEMPORARY INVESTMENTS. To manage cash inflows or in anticipation of redemptions, each Fund may invest, without limitation, in high-quality fixed-income securities and may hold assets in cash or cash equivalents.

     REPURCHASE AGREEMENTS. Each Fund may invest up to 5% of its net assets in repurchase agreements. Repurchase agreements involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Fund to resell the instrument, at a fixed price, including yield, within a specified term. A Fund could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Funds did not invest in repurchase agreements in the most recent fiscal year and have no present intention of investing in repurchase agreements in the coming year.

     FOREIGN SECURITIES. The Funds may invest in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include securities represented by American Depository Receipts (ADRs), securities of Canadian issuers, and securities guaranteed by a United States person. No Fund expects to invest more than 5% of its net assets in foreign securities.

     PORTFOLIO TURNOVER. The portfolio turnover rate of Special Equities Portfolio decreased from 130% in 1996 to 62% in 1997, and the portfolio turnover rate of Small Cap Value Plus decreased from 145% in 1996 to 104% in 1997. The decrease in the portfolio turnover rate during 1997, for both Special Equities Portfolio and Small Cap Value Plus was due to an increase in the number of portfolio holdings that met earnings expectations and an increase in selling price targets given the overall increase in market valuations. The portfolio turnover rate for Small Cap Contrarian during the period of its operation in 1997 was 0%.


     Although the Funds do not purchase securities with an expectation of rapid turnover, no limitations exist on the length of time that portfolio securities must be held. At times, each Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year, but is expected to be less than 100%. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. (See "Taxes" in the Funds' prospectus, and "Taxes" in this statement of additional information.)

                             INVESTMENT RESTRICTIONS

     For each Fund, Skyline has adopted certain fundamental investment restrictions (which may not be changed without the approval of a majority of the Portfolio's outstanding shares). The Funds' fundamental investment restrictions are as follows:

     SPECIAL EQUITIES PORTFOLIO AND SMALL CAP VALUE PLUS.  Neither Fund may:

          1. Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (including the amount borrowed) (such Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

          2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

          3. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers' acceptances.

          4. Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

          5. Invest more than 5% of its assets (measured at the time of investment) in securities of an issuer with less than three years operating history (including predecessors).

          6. Sell securities short or purchase securities on margin (but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

          7. Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

          8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

          9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     SMALL CAP CONTRARIAN.  The Fund may not:

          1. Borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (including the amount borrowed)(1) and (ii) in connection with transactions in options, futures, or futures options.

          2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 25% of the value of its assets in real estate investment trusts).

          3. As to 75% of its total assets, invest more than 5% of its total assets (valued at the time of investment) in securities of any one issuer, except United States government obligations or bank certificates of deposit and bankers' acceptances.

          4. As to 75% of its total assets, acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of the issuer.

          5. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

-------------------------
(1) The Fund will not purchase securities when its borrowing exceed 5% of the value of its assets.

          6. Sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

          7. Invest 25% or more of its total assets (valued at the time of investment) in the securities of companies in a single industry, except United States government obligations.

          8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

          9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     Skyline also has adopted the following additional restrictions and policies with respect to each Fund (which may be changed by the board of trustees without shareholder approval). Under these additional policies and restrictions, a Fund may not:

          A. Invest in companies for the purpose of exercising control or management.

          B. Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund.

          C.   Invest in securities of other open-end investment companies.

          D. Invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

          E. (for Special Equities Portfolio) Invest less than 65% of its total assets in common stocks.

               (for Small Cap Value Plus and Small Cap Contrarian) Invest less than 65% of its total assets in common stocks of small-capitalization issuers.

          F. Invest in financial futures, options, or options on financial futures.

          G.   Invest in commodities or commodity contracts.

                             PERFORMANCE INFORMATION

     From time to time Skyline may quote total return performance data for the Funds. Total return for a period is the percentage change in value during the period of an investment in a Fund's shares including the value of shares acquired through reinvestment of all dividends and capital gains distributions. An average annual total return for a given period may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. Average annual total return is computed as follows:

                           n
               ERV = P(l+T)

Where:         P =       a hypothetical initial investment of $1,000
               T =       average annual total return
               n =       number of years
               ERV =     ending redeemable value of a hypothetical $1,000
                         investment made at the beginning of the period at the end of the period (or fractional portion thereof)

     For example, total return and average annual total return at December 31, 1997 of an investment of $1,000 in Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian were:


                                                         AVERAGE ANNUAL
                                          TOTAL              TOTAL
                                         RETURN (%)         RETURN (%)
Special Equities Portfolio               ----------         ----------
--------------------------
     1 Year. . . . . . . . . . . .         35.43              35.43
     5 Years . . . . . . . . . . .        144.05              19.54
     10 Years. . . . . . . . . . .        647.63              22.28
     Life of Portfolio . . . . . .        521.61              18.63
     (April 23, 1987)

Small Cap Value Plus
--------------------

     1 Year. . . . . . . . . . . .         26.21              26.21
     Life of Portfolio . . . . . .        109.50              16.32
     (February 9, 1993)

Small Cap Contrarian
--------------------
     Life of Portfolio . . . . . .           0.0
     (December 15, 1997)


     Total return and average annual total return figures assume reinvestment of all dividends and distributions. Income taxes are not taken into account.
Total return and average annual total return figures for Special Equities Portfolio do not take into account the effect of the sales charge that applied to sales of that Fund's shares before August 13, 1992. If such charges were taken into account, Special Equities Portfolio's total return and average annual total return figures over five years and the life of the Fund would be lower. The Funds' performance figures are not a guarantee of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although total return information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. The comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     A Fund may also note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines which might mention Skyline and the Funds include, but are not limited to, the following:

     Barron's                      Kiplinger's Personal Finance
     Bloomberg Personal Finance    Los Angeles Times
     Business Week                 Money
     Changing Times                The Mutual Fund Letter
     Chicago                       Mutual Fund Values (Morningstar)
     Chicago Tribune               Newsweek
     Chicago Sun-Times             The New York Times
     Crain's Chicago Business      Pensions and Investments
     Consumer Reports              Personal Investor
     Consumer Digest               Smart Money
     Financial Planning            Time
     Financial World               USA Today
     FA Advisor                    U.S. News and World Report
     Forbes                        The Wall Street Journal
     Fortune                       Worth
     Institutional Investor
     Investor's Daily

     When a newspaper, magazine, or other publication mentions Skyline or a Fund, such mention may include: (i) listings of some or all of a Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by a Fund, including price-to-earnings, price-to-sales, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; and (iii) descriptions of the economic and market outlook generally and for a Fund, in the view of Skyline, a portfolio manager or the Adviser.

     Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Funds may be compared to stock market indexes or averages, including the following:


 Dow Jones Industrial Average       New York Stock Exchange Composite Index
 Russell 1000 Index                 American Stock Exchange Composite Index
 Russell 2000 Index                 NASDAQ Over-the-Counter Composite Index
 Russell 2500 Index                 NASDAQ Over-the-Counter Industrials Index
 Russell 3000 Index                 (These indexes generally reflect the
 Russell MidCap Index               performance of stocks traded in the
 Russell 2,000 Value Index          indicated markets.)
 Standard & Poor's Small Cap 600
 Index
 Standard & Poor's 500 Stock Index
 Standard & Poor's MidCap 400 Index
 Wilshire 5000
 Wilshire 4500
 Wilshire Quantum Small Value Index
 Wilshire Next 1750 Index
 Wilshire Quantum Small Cap Index
 (These indexes are widely recognized
 indicators of general U.S. stock
 market results.)


     The Funds' performance may also be compared to mutual fund industry indexes or averages, including the following: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Mid-Cap Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average; Morningstar MidCap/Value Average; Morningstar Small Cap Value Average.

     Lipper Small Company Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated, and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of mutual funds.

     Lipper and Morningstar, Inc. ("Morningstar"), classify, calculate, and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Portfolio may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Portfolio to a different category or develop (and place the Portfolio into) a new category, the Portfolio may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

Moreover, the Portfolio may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Funds may use Ibbotson's historical data regarding the Consumer Price Index. The Funds may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Skyline to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

                             PRINCIPAL SHAREHOLDERS

     The only persons known by Skyline to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of March 31, 1998 were Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 26.03% and the Boston Safe Deposit & Trust Co., Trustee f/b/o Eastman Kodak Employees' Savings and Investment Plan, as record owner for various beneficial owners, which held 8.87% of the shares of Special Equities Portfolio, Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 20.59% and Hartford Life Insurance Company Deferred Pension III Separate Account, which held 5.97% of the shares of Small Cap Value Plus, and Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 23.98%, Mesirow Financial, Inc., as a nominee for a beneficial owner, which held 5.50%, and Douglas H. Brown II, who held 6.59% of the shares of Small Cap Contrarian. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, California 94104. The address of Boston Safe Deposit & Trust Co. is 1 Cabot Road, Medford, Massachusetts 02155. The address of the Hartford Life Insurance Company Deferred Pension III Separate Account is P.O. Box 2999, Hartford, Connecticut 06104. The address of Mesirow Financial, Inc., is 350 North Clark Street, Chicago, Illinois 60610. Douglas H. Brown II's address is P.O. Box 18130, Reno, Nevada 89511.

                              MANAGEMENT OF SKYLINE

     Trustees and officers of Skyline, and their principal business occupations during at least the last five years, are shown below.

     WILLIAM M. DUTTON,(*) 44, PRESIDENT AND TRUSTEE. Chief Investment Officer and Managing Partner, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc., since September 1995. Previously, Executive Vice President and Portfolio Manager (Special Equities Portfolio), Mesirow Asset Management, Inc.

     WILLIAM L. ACHENBACH, 55, TRUSTEE. President, W.L. Achenbach & Associates, Inc., a financial counseling firm, since July 1992. Previously, Executive Vice President, Brownson, Rehmus & Foxworth, Inc., a financial counseling firm.

     PAUL J. FINNEGAN, 45, TRUSTEE. Vice President, Madison Dearborn Partners, Inc., a venture capital firm, since January 1993. Previously, Vice President, First Chicago Venture Capital, a venture capital firm.

     DAVID A. MARTIN, 46, TRUSTEE. Attorney and Principal, Righeimer, Martin & Cinquino, P.C.

     RICHARD K. PEARSON, 58, TRUSTEE. Retired. Director, Citizens Savings Bank (Anamosa, Iowa), since February 1998, and Director, First Community Bank (Milton, Wisconsin), since January 1998. Previously, Director and President, LaSalle Bank, Westmont (Westmont, Illinois), from 1994 to 1997, and Director, Chief Executive Officer, and President, LaSalle Bank, Northbrook (Northbrook, Illinois), from 1986 to 1994.


     STEPHEN F. KENDALL, 43, EXECUTIVE VICE PRESIDENT. Partner-Chief Operating Officer, Skyline Asset Management, L.P., since January 1998. Previously, Regional Vice President, Metro Region, Nabisco Biscuit Company.


     KENNETH S. KAILIN, 39, EXECUTIVE VICE PRESIDENT. Partner-Portfolio Manager, Skyline Asset Management, L.P., since September 1995. Previously, Senior Vice President and Portfolio Manager (Small Cap Value Plus), Mesirow Asset Management, Inc.

     GEOFFREY P. LUTZ, 47, EXECUTIVE VICE PRESIDENT. Partner-Institutional Marketing, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc., since September 1995. Previously, Vice President, Mesirow Asset Management, Inc., and registered representative, Mesirow Financial, Inc. and Mesirow Investment Services, Inc.

-------------------------
(*) Indicates an "interested person" of Skyline, as defined in the Investment Company Act of 1940.

     MICHAEL MALONEY, 36, SENIOR VICE PRESIDENT. Partner-Senior Securities Analyst, Skyline Asset Management, L.P., since September 1995. Securities Analyst, Mesirow Asset Management, Inc., from February 1993 to August 1995, and prior to joining Mesirow Asset Management, Inc., Securities Analyst, Baker, Fentress & Company, a closed-end management investment company.


     DAREN C. HEITMAN, 31, SENIOR VICE PRESIDENT. Portfolio Manager, Skyline Asset Management, L.P., since August 1997. Securities Analyst with Skyline Asset Management, L.P. from September 1995 to August 1997. Securities Analyst with Mesirow Asset Management, Inc. from May 1994 to August 1995, and Securities Analyst with Mesirow Financial, Inc. from January 1993 to May 1994. Prior to joining Mesirow Financial, Inc., Securities Analyst, The Ohio Company, a regional brokerage firm.

     SCOTT C. BLIM, 38, SECRETARY AND TREASURER. Chief Financial Officer, Skyline Asset Management, L.P., since September 1995. Previously, Vice President, Director and Chief Administrative Officer, Murray Johnstone International Limited, an investment adviser.

     MICHELE M. BRENNAN, 26, VICE PRESIDENT. Director of Fund Marketing, Skyline Asset Management, L.P., since August 1996. Previously, Regional Marketing Associate, Strong Capital Management, an investment adviser.

     The address of Messrs. Dutton, Kendall, Kailin, Lutz, Maloney, Heitman and Blim and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 23902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David A. Martin, 135 South LaSalle Street, Chicago, Illinois 60603; and Richard K. Pearson, 401 South Quincy Street, Hinsdale, Illinois 60521.


     As of March 31, 1998, the trustees and officers of Skyline owned, in the aggregate, 79,854 shares of Special Equities Portfolio, 17,793 shares of Small Cap Value Plus, and 84,501 shares of Small Cap Contrarian, which represented less than 1% of each of Skyline Special Equities Portfolio and Skyline Small Cap Value Plus and 1.3% of Skyline Small Cap Contrarian.


     The trustees of Skyline who are not "interested persons" of Skyline, as defined in the Investment Company Act of 1940 (the "1940 Act"), receive from Skyline an annual retainer of $3,000 from each of the Funds and a fee of $400 for each meeting of the board of trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 1997, to each of the trustees of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with Skyline do not receive compensation from Skyline.

                                                     Aggregate Compensation
Name of Trustee                                         from Skyline Funds
-------------------------------------------------------------------------------

     William L. Achenbach. . . . . . . . . . . . .              $8,400
     William M. Dutton(1). . . . . . . . . . . . .                   0
     Paul J. Finnegan. . . . . . . . . . . . . . .               8,400
     David A. Martin . . . . . . . . . . . . . . .               8,400
     Richard K. Pearson(2) . . . . . . . . . . . .                   0

____________________________
(1)  Indicates an "interested person" of Skyline, as defined in the 1940 Act.
(2) Mr. Pearson was appointed a trustee of Skyline on February 24, 1998, and, consequently, received no compensation from Skyline during 1997. Mr. Pearson's predecessor received $8,400 from Skyline as compensation for serving as a trustee during 1997.

                          INVESTMENT ADVISORY SERVICES

     The Adviser provides investment advisory and administrative services to Skyline for Special Equities Portfolio and Small Cap Value Plus pursuant to Investment Advisory Agreements dated August 31, 1995 and for Small Cap Contrarian pursuant to an Investment Advisory Agreement dated November 6, 1997 (collectively, the "Agreements"). The Adviser is a Delaware limited partnership, the general partner of which is Affiliated Managers Group, Inc. ("AMG") and the limited partners of which are corporations wholly owned by Messrs. Dutton, Kailin, Lutz, Maloney and Kendall, respectively.

     AMG is a publicly-traded Delaware corporation which acquires interests in investment management firms. AMG has its offices at Two International Place, 23rd Floor, Boston, MA 02110. The largest shareholder of AMG is a group of private equity funds managed by TA Associates, Inc. ("TA") (the address of TA and each of the private equity funds is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110); however, such entities have no power or authority to participate in the management or operations of the Adviser. It is expected that AMG will issue additional stock in private and/or public financing transactions and issue stock in consideration for the acquisition of interests in additional investment management firms, and it is possible that these private equity funds, because they are investment funds and not operating companies, may elect to distribute stock of AMG to investors in such funds. Such issuances or distributions could have the effect of diluting the interest in AMG of the funds managed by TA to less than a quarter of the outstanding voting interests in AMG.

     Under the Agreements, the Adviser pays all of the Funds' ordinary costs and expenses attendant to operating the Funds except the advisory fees, fees paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of Skyline's ongoing operation. The initial offering and organization expenses for Small Cap Contrarian were advanced to Skyline by the Adviser, and Small Cap

Contrarian is reimbursing the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

     Expenses borne by Skyline pursuant to the Agreements, as described above, that are attributable to a particular Fund are charged to that Fund. Other expenses of Skyline are allocated among the Funds on a reasonable basis as determined by Skyline's board of trustees.

     For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Funds' ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from each Fund based on each Fund's average daily net assets. Under the Agreements, each Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million.

     The Adviser has agreed that it will reimburse each Fund to the extent that, in any fiscal year, the aggregate expenses of the Fund, including the advisory fee, trustees' fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline's ongoing operation, exceed an annual rate of 1.75% of the average daily net assets of Special Equities Portfolio, 2.00% of the average daily net assets of Small Cap Value Plus, and 1.75% of the average daily net assets of Small Cap Contrarian. Reimbursement, if any, is made monthly.


     Special Equities Portfolio paid comprehensive management fees to the Adviser and to Skyline's prior investment adviser totaling $5,196,131, $2,508,468 and $2,890,146 in the years ended December 31, 1997, 1996, and 1995 respectively. Small Cap Value Plus paid comprehensive management fees to the Adviser and to Skyline's prior investment adviser totaling $1,995,055, $1,428,303 and $1,407,252 in the years ended December 31, 1997, 1996, and 1995, respectively. Small Cap Contrarian paid comprehensive management fees to the Adviser totaling $2,758 for the period from December 15, 1997 until December 31, 1997.

     The Agreements provide that the Adviser shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from the Adviser's reckless disregard of its obligations and duties under the Agreements.

     The Agreements may be continued from year to year only so long as the continuance of each is approved annually (a) by the vote of a majority of the trustees of Skyline who are not "interested persons" of Skyline or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of trustees of Skyline or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of that Fund. The Agreements are terminable with respect to a Fund without penalty, on 60 days' notice, by the trustees of Skyline or by vote of a majority of the outstanding shares of that Fund, or, on not less than 90 days' notice, by the Adviser. Each of the Agreements automatically terminates in the event of its assignment (as defined in the 1940 Act).

     The Adviser specializes in investing in stocks of companies with small market capitalizations. Each Fund has a portfolio manager who is responsible for the day-to-day management of that Fund. Each portfolio manager works with a team of the Adviser's investment professionals and analysts. The portfolio manager for Special Equities Portfolio is William M. Dutton, President of Skyline. His team for Special Equities Portfolio includes Kenneth S. Kailin, Executive Vice President of Skyline. Mr. Kailin is portfolio manager for Small Cap Value Plus. His team for Small Cap Value Plus includes Mr. Dutton. The portfolio manager for Small Cap Contrarian is Daren C. Heitman, Senior Vice President of Skyline. His team for Small Cap Contrarian includes Mr. Dutton and Mr. Kailin.

     Mr. Dutton is the Adviser's Managing Partner and Chief Investment Officer. Mr. Dutton, who is a certified public accountant, received an undergraduate degree in English Literature from Princeton University, and has a master's degree in accounting from the University of Illinois. He joined Mesirow Financial Services Inc., as an analyst in 1980 after practicing as an accountant for one year, and became a portfolio manager in 1984 with Mesirow Asset Management, Inc., the former adviser to Skyline. In addition to Special Equities Portfolio, Mr. Dutton manages separately managed accounts. Mr. Dutton was named 1992 Portfolio Manager of the Year by Morningstar, Inc.

     Mr. Kailin is a Partner-Portfolio Manager of the Adviser. He joined Mesirow Asset Management, Inc., in 1987 as a securities analyst and was promoted to vice president in 1992 and to senior vice president in 1994. Mr. Kailin received his Bachelor of Science degree in Finance from Indiana University and his M.B.A. degree from the University of Chicago. In addition, he holds the Chartered Financial Analyst designation.

     Mr. Heitman is a Portfolio Manager of the Adviser and has been a securities analyst for the Adviser since September 1995. He joined Mesirow Financial, Inc. as a securities analyst in 1993 after working for approximately two years as a securities analyst for The Ohio Company, a regional brokerage firm, and became a securities analyst in 1994 with Mesirow Asset Management, Inc. Mr. Heitman received a Bachelor of Business Administration degree in Finance from Iowa State University. In addition, he holds the Chartered Financial Analyst designation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, the Adviser makes a judgment of the usefulness of the research information provided by a broker to the Adviser in managing the Funds. Although the information, e.g., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Adviser in advising Skyline and other accounts.

     The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Funds are reviewed periodically by Skyline's board of trustees.

     The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions. However, the board of trustees of Skyline recognizes that it is important for the Adviser, in performing its responsibilities to Skyline, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of Skyline to take into account the value of the information received for use in advising Skyline. Consequently, the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce the expenses of the Adviser in providing management services to Skyline is not determinable. In addition, the board of trustees understands that other clients of the Adviser also may benefit from the information obtained for Skyline, in the same manner that Skyline also may benefit from information obtained by the Adviser in performing services for others.

     Transactions of Skyline in the over-the-counter market and the third market are executed with primary market makers acting as principals except where it is believed that better prices and execution may be obtained from others.

     The Adviser is further authorized to allocate the orders placed by it on behalf of Skyline to brokers and dealers who provide research services to Skyline or the Adviser. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to the policy of seeking the best price and execution as stated above, sales of shares of Skyline by a broker-dealer may be considered by the Adviser in the selection of broker-dealers to execute portfolio transactions for Skyline.

     Although investment decisions for Skyline are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both Skyline and one or more other advisory clients.
If both Skyline and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten offerings) paid by Special Equities Portfolio and Small Cap Value Plus during the periods indicated, as well as the aggregate commissions paid to persons who were affiliated persons of Skyline as of the time such payments were made:

                                       Fiscal Year Ending December 31,
                             ------------------------------------------------
                                 1997             1996              1995

Special Equities Portfolio
  Aggregate commissions      $995,672(100%)   $857,984(100%)   $654,303(100%)
  Commissions paid to
     affiliates                   0   (0%)         0   (0%)      14,544(2.2%)

Small Cap Value Plus
 Aggregate commissions       $490,153(100%)   $541,341(100%)   $508,083(100%)
 Commissions paid to
    affiliates                    0   (0%)         0   (0%)           0 (0%)

Small Cap Contrarian paid aggregate brokerage commissions of $12,023 during the period from December 15, 1997 through December 31, 1997, and aggregate commissions of $0 to affiliates.

     The brokerage commissions paid by Special Equities Portfolio to affiliated persons during fiscal years 1997, 1996, and 1995 were paid in connection with transactions aggregating 0%, 0%, and 4%, respectively, of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities Portfolio. Of the aggregate brokerage commissions paid during fiscal year 1997, Special Equities Portfolio paid $905,714 to brokers who furnished research services, and such brokers effected transactions aggregating 92% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities Portfolio.

     Of the aggregate brokerage commissions that Small Cap Value Plus paid during fiscal year 1997, $474,637 of that amount was paid to brokers who furnished research services, and such brokers effected transactions aggregating 96% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Small Cap Value Plus. Of the aggregate brokerage commissions that Small Cap Contrarian paid during the period from December 15, 1997 through December 31, 1997, $10,831 of that amount was paid to brokers who furnished research services, and such brokers effected transactions aggregating 89% of that aggregate dollar amount of transactions involving the payment of brokerage commissions by Small Cap Contrarian.

     The Adviser may place brokerage transactions with brokers affiliated with the distributor for Skyline, Funds Distributor, Inc. Commissions paid to such brokers on any transaction will not exceed those paid by Skyline in similar transactions to other brokers.

                        PURCHASE AND REDEMPTION OF SHARES

     Purchases and redemptions are discussed in the Prospectus under the headings "Purchasing Shares," "Redeeming Shares," "Purchasing and Redeeming Shares Through Intermediaries," "Shareholder Services," and "Net Asset Value." All of that information is incorporated herein by reference.

     NET ASSET VALUE. The net asset value of the shares of each Fund is determined as of the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., central time) each day it is open for trading. The net asset value per share of each Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

     Investments are stated at current value. Securities listed or admitted to trading on a national securities exchange or the Nasdaq National Market are valued at the last sales price or, if there have been no sales on the valuation date, at the most recent bid price. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by or under the direction of Skyline's board of trustees.

     The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     REDEMPTION IN KIND. With respect to each Fund, Skyline intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders having shares of a Fund with a minimum value of $5,000. The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). There are no separate charges to shareholders under the Withdrawal Plan.

     Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder's account, the payment will constitute a depletion of the principal in the shareholder's account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline.

                                      TAXES

     Each Fund is a separate entity for purposes of determining federal tax treatment. Skyline intends for each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and thus not be subject to federal income taxes on amounts which it distributes to shareholders.

                               GENERAL INFORMATION

     CUSTODIAN. Firstar Trust Company ("Firstar"), P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of the securities and other assets of Skyline. As Custodian, Firstar is responsible for, among other things, safeguarding and controlling Skyline's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline's investments. Firstar also performs transfer agent and portfolio accounting services for the Funds. Firstar is not an affiliate of the Adviser or its affiliates.

     AUDITORS. Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 serves as Skyline's independent auditors, providing services including (i) audit of the annual financial statements, (ii) assistance and consultation in connection with Securities and Exchange Commission filings, and
(iii) review of the annual income tax returns filed on behalf of each Fund.

     DISTRIBUTOR. The shares of each Fund are offered for sale on a continuous basis through Funds Distributor, Inc. ("Distributor"), without any sales commissions or charges to the Funds or to their shareholders. The Chairman of the Distributor, and Chairman and Chief Executive Officer and the majority shareholder of its parent corporation, Boston Institutional Group, Inc., is Mr. William J. Nutt, the Chairman and Chief Executive Officer of AMG. The Distributor acts pursuant to a written Distribution Agreement with Skyline which continues from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the affected Fund and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the ordinary operating expenses of the Funds, all expenses in connection with registration of shares of the Funds with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.

     As agent, the Distributor offers shares of each Fund to investors in states where the shares are available for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Funds' shares only on a best-efforts basis.

     The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Funds. Those amounts, if any, are described under "Portfolio Transactions and Brokerage."

     The Distributor is a selling agent for two series of Firstar Funds, Inc. -- Money Market Fund and U.S. Government Money Market Fund. Those funds are the money market funds for which shareholders may exchange their shares of the Funds through the exchange privilege described in the Prospectus.

                              FINANCIAL STATEMENTS

     Copies of the 1997 annual reports of Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian accompany this Statement of Additional Information. Each report contains financial statements, notes thereto, supplementary information entitled "Financial Highlights" and a report of independent auditors, all of which (but no other part of the reports) is incorporated herein by reference.

     A copy of the annual report for each Fund may be obtained by writing to the address shown on the cover page of this Statement of Additional Information, or by telephoning one of the numbers shown on the cover page.

[LOGO]


SKYLINE SPECIAL EQUITIES PORTFOLIO
INVESTING IN SMALL-SIZED COMPANIES


STRATEGY

- Value orientation - low price/earnings ratio- 20% plus discount to the market

- Attention to growth - forecasted EPS growth in the 10% to 20% range

- Focus on "neglected" companies - limited Wall Street research coverage

- Market cap range of $100 million to $700 million




DECEMBER 31, 1997

LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                January 31, 1998


Dear Shareholder:

The 1997 return for the Fund showed a gain of 35.43%, far exceeding the 22.36% gain registered by the Russell 2000 Index. For the fourth quarter of 1997, the Fund showed a loss of 4.19%, slightly more than the 3.35% loss experienced by the Russell 2000 Index. The net asset value closed the year at $21.66 per share, following a distribution of $2.89 per share in mid-December. The distribution consisted of $1.05 per share of long-term capital gain and $1.84 per share of short-term capital gain. The excellent performance for the year was due to good stock selection, favorable sector weightings, an investment style that was in vogue, and a strong economy that enabled many companies to report improved earnings.

MARKET REVIEW

The big news of the fourth quarter was the financial crisis in Asia, highlighted by weak currencies and falling overseas stock markets. The United States stock market declined sharply in October and spent the remainder of the quarter attempting to recover those losses. Large cap stocks, as measured by the S&P 500 Index, managed to recoup all of their losses and finish with a gain for the quarter. Unfortunately, small cap stocks, as measured by the Russell 2000 Index, showed only a marginal gain from the October lows and finished the quarter in negative territory. In times of perceived financial crisis, such as the Asian situation today, a dichotomy in performance often occurs because investors typically feel more comfortable owning large blue chip stocks. Once the crisis atmosphere dissipates, small cap stocks generally show improved performance.

The Asian crisis also had an impact on sector performance in the fourth quarter. Noncyclical stocks were strong and cyclical stocks were weak due to the perception that the Asian crisis would slow economic growth around the world and negatively impact the earnings of U.S. companies. Also, long-term interest rates declined due to the belief that the Asian crisis would have a deflationary effect on the economy. Utilities and financial stocks, beneficiaries of declining interest rates and investors' interest in noncyclical stocks, were the standouts for the quarter.

Small cap stocks underperformed large cap stocks for the fourth consecutive year, as the S&P 500 gained 33.38% compared to the 22.36% gain for the Russell 2000 Index. This result was surprising since small cap stocks seemed to have several advantages during 1997, including attractive relative valuation, superior earnings growth since mid-year, less exposure to weak Asian economies, and less negative impact from the strong U.S. dollar. However, these advantages apparently were not enough to compensate for investors' preference for "safe" blue chip stocks.


              ANNUAL REPORT - DECEMBER 31, 1997                       1

In terms of investment styles, small cap value investing did much better than small cap growth investing in 1997. Small cap value did well partly due to the strength in the U.S. economy and its positive impact on those industries in which small cap managers tend to invest. Also, financial stocks, a favorite area for value managers, were among the best performing in the market. Growth stock managers, on the other hand, were hurt by their preference for technology and health care stocks, which did quite poorly for the year. Also, we believe that price/earnings multiple compression hurt the returns of many high multiple growth stocks.

PORTFOLIO REVIEW

The Fund showed a loss of 4.19% for the fourth quarter. The Fund was hurt by its exposure to economically sensitive stocks, which did poorly due to investors' preference for noncyclical issues. Also, a number of stocks showed larger-than-normal declines due to either fundamental problems or price setbacks following big advances earlier in the year. In most cases we believe these stocks will recover and show their full value in the future. The financial services sector of the Fund was a notable underperformer for the period, showing a loss for the quarter while financial stocks in the Russell 2000 Index did well overall. These negatives were partially offset by generally good stock selection in most sectors of the Fund.

For the year, the Fund showed a gain of 35.43% compared to a gain of 22.36% for the Russell 2000 Index. The primary reason for the strong year was good stock selection, as the Fund had numerous large gainers and relatively few large losers. Winning stocks came from many different industries and usually resulted from individual companies performing well fundamentally. Stock selection was helped by a favorable economy that allowed many companies to report improved earnings. In terms of sector weightings, the Fund benefited from low weightings in technology and health care stocks, two of the weakest performing sectors in the market. However, through most of the year, the Fund was modestly underweighted in financial stocks, one of the strongest sectors of the year.

Two themes stand out as being most important today. First, the Fund has a large weighting in economically sensitive stocks and will benefit most from strength in the consumer and industrial parts of the economy. Second, a large part of the Fund is invested in restructuring situations, companies that have hired new CEOs to improve profitability. These situations are less dependent on the economy and more dependent on company specific initiatives.


2                         ANNUAL REPORT - DECEMBER 31, 1997

OUTLOOK

We are cautiously optimistic about prospects for the Fund over the next year. Small cap stocks as a group are trading at very attractive valuation levels compared to large cap stocks. At the same time, fundamentals seem to favor small cap stocks since the domestic economy is strong and they are not as affected by the international problems that currently impact large multinational companies. Our enthusiasm is restrained only because overall stock market valuations are high and economic conditions seem as if they cannot get much better. It is at times like this that stocks often peak. Regardless of near-term market movements, however, we believe that our small cap value-oriented approach will yield good returns to investors over the long term.

/s/ William M. Dutton



CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]
         Special Equities    Russell 2000     S&P 500
4/23/87       10,000           10,000         10,000
1987           8,314            7,567          8,794
1988          10,787            9,449         10,247
1989          13,377           10,986         13,469
1990          12,135            8,843         13,037
1991          17,885           12,914         17,018
1992          25,470           15,294         18,325
1993          31,289           18,184         20,158
1994          30,929           17,582         20,424
1995          35,206           22,932         28,087
1996          45,897           26,715         34,617
1997          62,161           32,663         46,172


Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.


              ANNUAL REPORT - DECEMBER 31, 1997                       3

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                           4Q
                          1997                1997               3 yrs.
SPECIAL EQUITIES         -4.19               35.43               26.20


RUSSELL 2000             -3.35               22.36               22.33


S&P 500                   2.84               33.38               31.24

                                         Calendar Years

                          1997      1996      1995      1994      1993
SPECIAL EQUITIES          35.4      30.4      13.8      -1.2      22.9

RUSSELL 2000              22.4      16.5      28.4      -1.8      18.9

S&P 500                   33.4      23.3      37.5       1.3      10.0



SECTOR WEIGHTINGS (as of December 31, 1997)
--------------------------------------------------------------------------------

[CHART]

Autos & Transportation             11.5%

Cash                                5.4%

Technology                          3.5%

Producer Durables                  11.5%

Materials & Processing             13.3%

Health Care                         4.2%

Financial Services                 15.2%

Energy                              4.1%

Consumer Discretionary             29.7%

Consumer Staples                    1.6%


4                         ANNUAL REPORT - DECEMBER 31, 1997

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                                                                 Since
                         5 yrs.              10 yrs.          Inception(2)
SPECIAL EQUITIES         19.54               22.28               18.63

RUSSELL 2000             16.41               15.76               11.71

S&P 500                  20.30               18.04               15.38

                                              Calendar Years

                          1992      1991      1990      1989      1988    1987(2)
SPECIAL EQUITIES          42.5      47.4      -9.3      24.0      29.7     -16.9

RUSSELL 2000              18.4      46.1     -19.5      16.2      24.9     -24.3

S&P 500                    7.7      30.6      -3.2      31.4      16.5     -12.0


SECTOR PERFORMANCE (as of December 31, 1997)
--------------------------------------------------------------------------------

                                   4Q 1997                   1997
                             ------------------       ------------------
                             SPECIAL    RUSSELL       SPECIAL    RUSSELL
                             EQUITIES    2000         EQUITIES    2000
      CONSUMER STAPLES         20.5%      3.9%         -15.0%     40.1%
                          -------------------------------------------------
                 OTHER          0.0       2.0            0.0      33.2
                          -------------------------------------------------
             UTILITIES          0.0      13.7           23.7      35.6
                          -------------------------------------------------
           HEALTH CARE         -0.9      -7.2           24.5      10.3
                          -------------------------------------------------
    FINANCIAL SERVICES         -1.5       5.8           45.6      36.0
                          -------------------------------------------------
     PRODUCER DURABLES         -3.2      -9.4           58.5      26.3
                          -------------------------------------------------
            TECHNOLOGY         -4.4     -16.0           51.7       1.3
                          -------------------------------------------------
CONSUMER DISCRETIONARY         -4.7      -3.3           37.5      21.4
                          -------------------------------------------------
MATERIALS & PROCESSING         -6.3      -7.3           41.1      13.1
                          -------------------------------------------------
AUTOS & TRANSPORTATION        -10.4      -3.1            8.3      31.3
                          -------------------------------------------------
                ENERGY        -11.3     -16.0           31.4      14.4
                          -------------------------------------------------


              ANNUAL REPORT - DECEMBER 31, 1997                       5

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                               SPECIAL
                               EQUITIES     RUSSELL 2000     S&P 500
P/E RATIO (MEDIAN)               17.1           21.9           21.6
PRICE/BOOK                       2.36           2.85           4.11
PRICE/SALES                      0.81           1.47           1.77
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL       15.4%          21.4%          12.6%
  YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $  WGHTD. MED.    $410 million   $750 million    $34 billion
PORTFOLIO VALUE              $467 million   $873 billion  $7,536 billion
NUMBER OF HOLDINGS                84            1,894           500
--------------------------------------------------------------------------------
TICKER SYMBOL:                  SKSEX
CUSIP #:                       830833208
INITIAL INVESTMENT:             $1,000
SUBSEQUENT INVESTMENT:           $100


STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

INTERNATIONAL MULTIFOODS CORP. (IMC)

International Multifoods operates food manufacturing and foodservice distribution businesses in the United States, Canada, and Venezuela. IMC is experiencing a dramatic improvement in profitability as a result of steps taken by the company's new CEO, Gary Costley. Costley was previously the president of Kellogg Company's North America division, which has over $4 billion in revenues. IMC is expected to continue to show rapid earnings growth through margin enhancement driven by the reduction of overhead, elimination of unprofitable product lines, and better asset utilization. IMC is inexpensive relative to its $130 per share in sales and earnings power of $3.00 per share.

MAGNETEK, INC. (MAG)

MagneTek is a manufacturer of magnetic and electrical products, including lighting ballasts, electric motors, generators, and power supplies. MAG is currently in the early stages of a turnaround in its operations led by Ronald Hoge, who was named president and CEO of MAG in July 1996. Prior to joining MAG, Hoge was president of the Aerospace Equipment Systems Division of AlliedSignal, Inc., which has over $2 billion in revenues. Hoge brings a bottom-line focus and strong operating management skills to a firm that historically was operated with the goal of growing the top line. Earnings are expected to grow rapidly over the next several years as management improves margins from their currently depressed levels by consolidating operations, reducing overhead, and moving manufacturing to low-cost locations. At current price levels, MAG is inexpensive relative to its earnings power of over $2.50 per share.


6                         ANNUAL REPORT - DECEMBER 31, 1997


TOP TEN HOLDINGS(3)                                              % OF NET ASSETS
--------------------------------------------------------------------------------
FURON COMPANY
  Polymer-based products                                               2.1%

DELPHI FINANCIAL GROUP, INC.
  Accident & health insurance                                          2.0%

ALLIED GROUP, INC.
  Personal lines insurance                                             1.8%

MAGNETEK, INC.
  Integrated electrical products                                       1.7%

IHOP CORP.
  Restaurant operator                                                  1.7%

INTERPOOL, INC.
  Container leasing firm                                               1.7%

FINGERHUT COMPANIES, INC.
  Catalog retailer                                                     1.6%

UNITED STATIONERS INC.
  Office products distributor                                          1.6%

ONEIDA LTD.
  Tableware/flatware                                                   1.6%

FREMONT GENERAL CORP.
  Workers' compensation insurance                                      1.5%

TOP TEN HOLDINGS                                                      17.3%


NOTES TO PERFORMANCE

(1) The performance for the one, three, five, and ten years ended December 31, 1997, and for the period April 23, 1987 (inception) through December 31, 1997, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and Fund characteristics are compiled by Frank Russell Company.

     Special Equities Portfolio closed to new investors on January 30, 1997.

     Source: Frank Russell Company.

(2)  Return is calculated from the Fund's inception on April 23, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.


              ANNUAL REPORT - DECEMBER 31, 1997                       7

PORTFOLIO HOLDINGS as of December 31, 1997
--------------------------------------------------------------------------------

                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
COMMON STOCKS
AUTOS & TRANSPORTATION  - 10.4%
  AUTO RELATED - 3.4%
APS Holding Corp. (a)              Aftermarket auto parts dist.    39,000   $    97,500
Delco Remy International, Inc.(a)  Starters & alternators         337,600     4,220,000
Excel Industries, Inc.             OEM auto parts supplier        243,600     4,400,025
Intermet Corp.                     Metal castings                 397,800     6,961,500
                                                                            -----------
                                                                             15,679,025

  OTHER TRANSPORTATION - 5.6%
Interpool, Inc.                    Container leasing firm         523,500     7,754,343
Kitty Hawk, Inc.(a)                Air freight services           287,000     5,524,750
Monaco Coach Corp.(a)              RV producer                    174,200     4,442,100
Pittston Burlington Group          Air freight services           218,500     5,735,625
Trailer Bridge, Inc.(a)            Marine transportation          316,800     2,811,600
                                                                            -----------
                                                                             26,268,418

  TRUCKING - 1.4%
Landstar System, Inc.(a)           Truckload carrier              246,300     6,496,162
                                                                            -----------

  TOTAL AUTOS & TRANSPORTATION                                               48,443,605

CONSUMER DISCRETIONARY - 29.7%
  APPAREL/TEXTILES - 1.0%
Kellwood Co.                       Apparel maker                  156,500     4,695,000

  COMMERCIAL SERVICES - 6.1%
Bell & Howell Co.(a)               Info services/mailing eqpt.    196,200     4,745,588
Borg-Warner Security Corp.         Alarm/guard services           344,800     6,077,100
Harland (John H.) Co.              Check printing                 217,200     4,561,200
New England Business
  Service, Inc.                    Business forms firm            174,300     5,882,625
United Stationers Inc.(a)          Office products distributor    154,800     7,449,750
                                                                            -----------
                                                                             28,716,263

  CONSUMER PRODUCTS/SERVICES - 7.5%
Carmike Cinemas, Inc.(a)           Cinema operator                156,000     4,475,250
Furniture Brands Intl, Inc.(a)     Furniture manufacturer         322,700     6,615,350
Gibson Greetings, Inc.(a)          Greeting cards                 227,400     4,974,375
Harman Intl. Industries, Inc.      Audio equipment                112,100     4,757,244
Libbey Inc.                        Glass tableware                180,200     6,825,075
Oneida Ltd.                        Tableware/flatware             271,500     7,245,656
                                                                            -----------
                                                                             34,892,950

  PRINTING/PUBLISHING - 1.9%
Cadmus Communications Corp.        Commercial printer              82,900     1,699,450
World Color Press, Inc.(a)         Commercial printer             270,200     7,177,187
                                                                            -----------
                                                                              8,876,637

8                   ANNUAL REPORT - DECEMBER 31, 1997

---------------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
  RESTAURANTS - 4.8%
IHOP Corp.(a)                      Restaurant operator            242,300   $ 7,874,750
O'Charley's Inc.(a)                Casual dining                  214,900     3,760,750
Ryan's Family Steak
  Houses, Inc.(a)                  Casual dining                  605,000     5,180,313
Sonic Corp.(a)                     Fast-food restaurants          195,800     5,506,875
                                                                            -----------
                                                                             22,322,688

  RETAIL - 8.4%
Charming Shoppes, Inc.(a)          Women's apparel                864,100     4,050,469
Discount Auto Parts, Inc.(a)       Auto parts stores              277,600     5,309,100
Fabri-Centers of America, Inc.(a)  Fabric/craft stores            135,000     3,012,187
Fingerhut Companies, Inc.          Catalog retailer               349,700     7,474,836
Finlay Enterprises, Inc.(a)        Leased jewelry departments     197,600     4,495,400
Heilig-Meyers Co.                  Furniture store operator       455,400     5,464,800
Tractor Supply Co.(a)              Farm-related products          303,300     4,473,675
Zale Corp.(a)                      Jewelry retailer               221,500     5,094,500
                                                                            -----------
                                                                             39,374,967
                                                                            -----------

  TOTAL CONSUMER DISCRETIONARY                                              138,878,505

CONSUMER STAPLES - 1.6%
International Multifoods Corp.     Foodservice distribution       211,000     5,973,938
ProSource, Inc.(a)                 Foodservice distribution       198,800     1,491,000
                                                                            -----------

  TOTAL CONSUMER STAPLES                                                      7,464,938

ENERGY - 4.1%
  EXPLORATION & PRODUCTION - 2.0%
Comstock Resources, Inc.(a)        Oil & gas producer             437,000     5,216,688
Swift Energy Co.(a)                Oil & gas producer             208,690     4,395,533
                                                                            -----------
                                                                              9,612,221

  OTHER ENERGY - 2.1%
MarkWest Hydrocarbon, Inc.(a)      Natural gas processing         252,200     5,548,400
Willbros Group Inc.(a)             Engineering/construction       274,300     4,114,500
                                                                            -----------
                                                                              9,662,900
                                                                            -----------

  TOTAL ENERGY                                                               19,275,121

FINANCIAL SERVICES - 15.2%
  INSURANCE - 14.4%
Allied Group, Inc.                 Personal lines insurance       290,175     8,306,259
American Heritage Life
  Investment                       Life insurance firm            199,900     7,196,400
Blanch (E.W.) Holdings, Inc.       Reinsurance brokerage          185,800     6,398,488

                      ANNUAL REPORT - DECEMBER 31, 1997                        9

---------------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
Chartwell Re Corporation           P & C reinsurance              135,200   $ 4,563,000
Delphi Financial Group, Inc.       Accident & health insurance    204,606     9,207,270
Financial Security Assurance
  Holdings                         Municipal bond insurance       129,800     6,262,850
Fremont General Corp.              Workers' comp. insurance       131,500     7,199,625
Highlands Insurance
  Group, Inc.(a)                   P & C insurance                249,400     7,076,725
Horace Mann Educators Corp.        P & C insurance                210,800     5,994,625
SCPIE Holdings Inc.                Medical malpractice ins.       170,300     4,928,056
                                                                            -----------
                                                                             67,133,298

  OTHER FINANCIAL SERVICES - 0.8%
MoneyGram Payment
  Systems Inc.(a)                  Wire transfer services         354,700     3,813,025
                                                                            -----------

  TOTAL FINANCIAL SERVICES                                                   70,946,323

HEALTH CARE - 4.2%
  HEALTH CARE SERVICES - 3.1%
Sierra Health Services, Inc.(a)    Health maintenance organ.      116,800     3,927,400
Trigon Healthcare, Inc.(a)         Health maintenance organ.      210,700     5,504,538
United Payors & United
  Providers, Inc.(a)               Health care intermediary       260,200     5,008,850
                                                                            -----------
                                                                             14,440,788

  MEDICAL EQUIPMENT/PRODUCTS - 1.1%
Marquette Medical
  Systems, Inc.(a)                 Monitoring equipment           191,100     5,088,037
                                                                            -----------

  TOTAL HEALTH CARE                                                          19,528,825

MATERIALS & PROCESSING - 13.3%
  BUILDING/CONSTRUCTION PRODUCTS - 4.7%
Ameron International Corp.         Concrete pipe/coatings          91,000     5,755,750
Chicago Bridge & Iron Co.          Maker of steel tanks           350,500     5,695,625
Dayton Superior Corp.(a)           Concrete accessories           258,400     4,263,600
Interface, Inc.                    Carpet producer                203,000     5,887,000
International Comfort
  Products Corp.(a)                Heating & cooling products      34,600       289,775
                                                                            -----------
                                                                             21,891,750
  INDUSTRIAL PRODUCTS - 2.1%
Furon Company                      Polymer-based products         464,400     9,694,350

  METAL FABRICATIONS - 1.5%
Citation Corp.(a)                  Castings manufacturer          433,900     7,050,875

10                     ANNUAL REPORT - DECEMBER 31, 1997

---------------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
  PACKAGING/PAPER - 2.0%
BWAY Corp.(a)                      Metal cans/containers          240,000   $ 5,490,000
FiberMark, Inc.(a)                 Fiber-based materials          173,300     3,725,950
                                                                            -----------
                                                                              9,215,950

  SPECIALTY CHEMICALS - 2.0%
Lilly Industries, Inc.             Industrial coatings/chemicals  212,300     4,378,688
Synthetic Industries, Inc.(a)      Industrial fibers              211,500     5,234,625
                                                                            -----------
                                                                              9,613,313

  STEEL/IRON - 1.0%
Birmingham Steel Corp.             Steel mini-mill                297,700     4,688,776
                                                                            -----------

  TOTAL MATERIALS & PROCESSING                                               62,155,014

PRODUCER DURABLES - 11.5%
  MACHINERY - 4.7%
Alamo Group, Inc.                  Grounds maintenance eqpt.      107,300     2,327,069
Applied Industrial
  Technologies                     Industrial prods. distributor  242,250     6,480,187
Binks-Sames Corp.                  Spray coating equip            103,600     4,377,100
Brown & Sharpe Mfg. Co.(a)         Metrology instruments          330,800     3,370,025
DT Industries, Inc.                Packaging equipment            161,400     5,487,600
                                                                            -----------
                                                                             22,041,981

  OTHER PRODUCER DURABLES - 6.8%
General Cable Corp.                Wire & cable producer          197,200     7,136,175
LSI Industries Inc.                Lighting/graphics products     217,800     3,974,850
MagneTek, Inc.(a)                  Integrated electrical prods.   415,600     8,104,200
Tokheim Corp.(a)                   Gas station pumps/eqpt.        270,800     5,602,175
TriMas Corp.                       Diversified manufacturer       197,000     6,771,875
                                                                            -----------
                                                                             31,589,275
                                                                            -----------

  TOTAL PRODUCER DURABLES                                                    53,631,256

TECHNOLOGY - 3.5%
BancTec Inc.(a)                    Financial software/eqpt.       262,600     7,040,963
GENICOM Corp.(a)                   Computer support services      330,900     3,805,350
Microsemi Corp.(a)                 Semiconductor producer         251,200     4,411,700
PSC Inc.(a)                        Bar coding equipment            70,800       933,675
                                                                            -----------

  TOTAL TECHNOLOGY                                                           16,191,688
                                                                            -----------

TOTAL COMMON STOCKS - 93.5%
(Cost: $364,712,039)                                                        436,515,275


                      ANNUAL REPORT - DECEMBER 31, 1997                       11

---------------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
CONVERTIBLE BOND
  AUTOS & TRANSPORTATION  - 1.1%
Atlantic Coast Airlines, Inc.(b)
  7.0%, Due 7/1/04                 Regional airline            $2,935,000   $ 5,139,919
                                                                            -----------

TOTAL CONVERTIBLE BOND
(Cost: $2,935,428)                                                            5,139,919

MONEY MARKET INSTRUMENTSC
Yield 5.32% to 5.64%
  due January 1998 to September 1998
  American Family Financial Services                                            486,000
  General Mills, Inc.                                                         1,340,964
  Johnson Controls, Inc.                                                     16,614,439
  Pitney Bowes Credit Corp.                                                   3,598,909
  Sara Lee Corp.                                                                 32,638
  Warner Lambert Corp.                                                        1,246,622
                                                                            -----------

TOTAL MONEY MARKET INSTRUMENTS - 5.0%
(Cost: $23,319,572)                                                          23,319,572
                                                                            -----------

TOTAL INVESTMENTS - 99.6%
(Cost: $390,967,039)                                                        464,974,766

OTHER ASSETS LESS LIABILITIES - 0.4%                                          2,094,924
                                                                            -----------

NET ASSETS - 100.0%                                                        $467,069,690
                                                                           ------------
                                                                           ------------


(a)  Non-income producing security.

(b) The following security may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business. This security is valued at fair market supplied by a pricing source or brokers. If not available, then the security value is determined in good faith by the Skyline Funds' Board of Trustees. At December 31, 1997, the aggregate value of the Fund's restricted security was $5,139,919, which represented 1.1% of net assets.


Security Description          Date of Acquisition   Principal Amount   Unit cost
--------------------------------------------------------------------------------
Atlantic Coast Airlines, Inc.        6/27/97           $2,935,000       $100.01
  7.00%, Due 2004
--------------------------------------------------------------------------------

(c) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1997.

Based on cost of investments for federal income tax purposes of $390,967,039 on December 31, 1997, net unrealized appreciation was $74,007,727, consisting of gross unrealized appreciation of $86,920,370 and gross unrealized depreciation of $12,912,643.

See accompanying notes to financial statements.


12                        ANNUAL REPORT - DECEMBER 31, 1997

STATEMENT OF ASSETS & LIABILITIES as of December 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $390,967,039)                        $ 464,974,766
Receivable for:
  Securities sold                                  $   751,024
  Dividends and interest                               326,501
  Shares sold                                        2,384,158        3,461,683
                                                   -----------    -------------
Total assets                                                        468,436,449

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                             $   517,726
  Shares redeemed                                      271,550
  Comprehensive management fee                         564,293
  Trustees' fee                                            489
  Other liabilities                                     12,701        1,366,759
                                                   -----------    -------------

Net assets applicable to shares outstanding                       $ 467,069,690
                                                                  -------------
                                                                  -------------
Shares outstanding--no par value
   (unlimited number of shares authorized)                           21,567,101
                                                                  -------------
                                                                  -------------

PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                                      $       21.66
                                                                  -------------
                                                                  -------------

ANALYSIS OF NET ASSETS
Paid-in capital                                                   $ 390,433,509
Undistributed net realized gain on
  sales of investments                                                2,628,454
Unrealized appreciation of investments                               74,007,727
                                                                  -------------
Net assets applicable to shares outstanding                       $ 467,069,690
                                                                  -------------
                                                                  -------------

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       13

STATEMENT OF OPERATIONS Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment income
  Dividends                                                       $   2,398,966
  Interest                                                            1,366,545
                                                                  -------------
Total investment income                                               3,765,511

Expenses:
  Comprehensive management fee                                        5,196,131
  Fees to unaffiliated trustees                                          20,643
                                                                  -------------
Total expenses                                                        5,216,774
                                                                  -------------

Net investment loss                                                  (1,451,263)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                          54,539,741
  Net change in unrealized appreciation                              45,751,321
                                                                  -------------
Net realized and unrealized gain on investments                     100,291,062
                                                                  -------------
Net increase in net assets resulting from operations              $  98,839,799
                                                                  -------------
                                                                  -------------


See accompanying notes to financial statements.


14                        ANNUAL REPORT - DECEMBER 31, 1997

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Year Ended     Year Ended
                                                     12/31/97       12/31/96
                                                  -------------   -------------
From operations:
  Net investment loss                            $  (1,451,263)   $    (537,572)
  Net realized gain on sales of
   investments                                      54,539,741       36,985,981
  Net change in unrealized appreciation             45,751,321        8,160,180
                                                 -------------    -------------
Net increase in net assets resulting
  from operations                                   98,839,799       44,608,589

Distributions to shareholders from
  net realized gains                               (54,133,704)     (33,540,295)

From share transactions:
  Proceeds from shares sold                        210,895,971       68,600,112
  Reinvestment of capital gain
   distributions                                    52,981,301       32,987,339
  Payments for shares redeemed                     (60,994,053)     (60,788,388)
  Redemption in-kind                                    -            (7,286,453)
                                                 -------------    -------------

Net increase in net assets resulting
  from share transactions                          202,883,219       33,512,610
                                                 -------------    -------------

Total increase in net assets                       247,589,314       44,580,904

Net assets at beginning of year                    219,480,376      174,899,472
                                                 -------------    -------------

Net assets at end of year                        $ 467,069,690    $ 219,480,376
                                                 -------------    -------------
                                                 -------------    -------------

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       15

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                       Year      Year      Year      Year      Year
                                      Ended     Ended     Ended     Ended     Ended
                                     12/31/97  12/31/96  12/31/95  12/31/94  12/31/93
                                     ------------------------------------------------
Net asset value at
  beginning of year                  $  18.16  $  16.79  $  15.64  $  17.83  $  17.12
                                     --------  --------  --------  --------  --------
Income from Investment
  Operations
     Net investment loss                (0.07)    (0.04)    (0.06)    (0.08)    (0.09)
     Net realized and unrealized
       gain (loss) on investments        6.46      5.02      2.21     (0.18)     3.94
                                     --------  --------  --------  --------  --------
       Total from Investment
          Operations                     6.39      4.98      2.15     (0.26)     3.85
                                     --------  --------  --------  --------  --------
Less distributions from net
  realized gains on investments         (2.89)    (3.61)    (1.00)    (1.93)    (3.14)
                                     --------  --------  --------  --------  --------

Net asset value at end of year       $  21.66  $  18.16  $  16.79  $  15.64  $  17.83
                                     --------  --------  --------  --------  --------
                                     --------  --------  --------  --------  --------

Total Return                           35.43%    30.37%    13.83%    (1.15%)   22.85%

Ratios/Supplemental Data
  Ratio of expenses to average
     net assets                         1.48%     1.51%     1.51%     1.49%     1.48%
  Ratio of net investment
     loss to average net
     assets                            (0.41%)   (0.32%)   (0.35%)   (0.49%)   (0.54%)
  Portfolio turnover rate                 62%      130%       71%       82%      104%
  Net assets, end of year
   (in thousands)                    $467,070  $219,480  $174,899  $202,771  $228,011
                                     --------  --------  --------  --------  --------
                                     --------  --------  --------  --------  --------


Average commission rate paid on stock transactions for the year ended December 31, 1997 and December 31, 1996 was $0.0601 and $0.0636 per share, respectively.

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

Note: Total return does not reflect the effect of any sales charges which may have been previously charged.

See accompanying notes to financial statements.


16                        ANNUAL REPORT - DECEMBER 31, 1997

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Funds is an open-ended, diversified investment management company which consists of Special Equities Portfolio, Special Equities II, and Small Cap Contrarian. The Funds commenced public offering of their shares as follows:
Special Equities Portfolio on April 23, 1987, Special Equities II on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Fund"). Skyline Special Equities Portfolio closed to new investors on January 30, 1997.

                                         1
                          SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

/ / EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds expenses, such as trustees' fees, are allocated among the three Skyline Funds.

/ / RECLASSIFICATION - The 1997 net investment loss of $1,451,263 has been offset against undistributed net realized gains at December 31, 1997.


              ANNUAL REPORT - DECEMBER 31, 1997                       17

--------------------------------------------------------------------------------

                                         2
                            TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1997 was $5,196,131.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1997, fees of $20,643 were paid by the Fund to the unaffiliated trustees.



                                         3
                                 REDEMPTION IN-KIND

On September 30, 1996 the Fund transferred to a shareholder, in payment of the proceeds of a redemption of Fund shares on that date, investments with a market value of $6,777,575 and a cost basis of $5,691,096 and $508,878 was paid in cash.


18                        ANNUAL REPORT - DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                         4
                                 SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                                  Year ended     Year ended
                                                   12/31/97       12/31/96
                                                 ----------------------------
  Shares sold                                      9,851,723      3,541,731
  Shares issued
     in reinvestment of dividends                  2,483,873      1,876,407
                                                 ----------------------------
                                                  12,335,596      5,418,138
  Less shares redeemed                            (2,855,781)    (3,385,587)
  Less shares redeemed in-kind                         -           (363,595)
                                                 ----------------------------
  Net increase in shares outstanding               9,479,815      1,668,956
                                                 ----------------------------
                                                 ----------------------------

                                          5
                               INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1997, are as follows:

   Cost of purchases                            $342,898,547
   Proceeds from sales                           206,015,483


              ANNUAL REPORT - DECEMBER 31, 1997                       19

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities Portfolio as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP

Chicago, Illinois
January 16, 1998


20                        ANNUAL REPORT - DECEMBER 31, 1997

FEDERAL TAX STATUS OF 1997 DIVIDENDS
--------------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.




REPORT FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.




              ANNUAL REPORT - DECEMBER 31, 1997                       21

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22                        ANNUAL REPORT - DECEMBER 31, 1997

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              ANNUAL REPORT - DECEMBER 31, 1997                       23

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24                        ANNUAL REPORT - DECEMBER 31, 1997

FOR 24-HOUR SKYLINE FUNDS PRICES CALL:  1.800.828.2SKY
                                        (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE
DURING NORMAL BUSINESS HOURS CALL: 1.800.458.5222
--------------------------------------------------------------------------------




[LOGO]


311 South Wacker Drive
Suite 4500
Chicago, Illinois 60606

                                                                       [LOGO]
                                                                   SKYLINE FUNDS






FOR 24-HOUR SKYLINE FUNDS PRICES CALL:  1.800.828.2SKY
                                       (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE
DURING NORMAL BUSINESS HOURS CALL: 1.800.458.5222

                                      [PICTURE]
                             SKYLINE SPECIAL EQUITIES II
                          INVESTING IN SMALL-SIZED COMPANIES




                                   STRATEGY

                                   -    Value orientation - low price/earnings
                                        ratio - 20% plus discount to the market

                                   -    Attention to growth - forecasted EPS
                                        growth generally more than 15%

                                   - Focus on "neglected" companies - limited Wall Street research coverage

                                   -    Market cap range of $400 million to $2
                                        billion



   [LOGO]
SKYLINE FUNDS



311 South Wacker Drive
     Suite 4500
Chicago, Illinois 60606



                                        DECEMBER 31, 1997

LETTER FROM KENNETH S. KAILIN, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                January 31, 1998


Dear Shareholder:

We are pleased to report that, for the year ended December 31, 1997, the Fund rose 26.21%. This marks the third consecutive year of annual returns in excess of 20% for the Fund. The Fund's 1997 return compares favorably to our primary benchmark, the Russell 2000 Index, which rose 22.36% in 1997. The Fund also performed well relative to the average small stock mutual fund which returned 20.75% in 1997 and the average stock mutual fund which returned 24.36%, according to Lipper Analytical Services, Inc. The net asset value closed the year at $12.75 per share, following a distribution of $2.29 per share in mid-December. The distribution consisted of $1.04 per share of long-term capital gain and $1.25 per share of short-term capital gain.

The final three months of 1997 were generally weaker periods for smaller stocks due to Asian-related fears, worries over slowing corporate profit growth, and seasonal profit taking. The Fund was not immune to these forces and dropped modestly during this period. For the quarter ending December 31, 1997, the Fund declined 3.40%. The Russell 2000 Index recorded a similar decline of 3.35%. The average small stock mutual fund fell 4.97% in the quarter, according to Lipper Analytical Services, Inc.

MARKET REVIEW

The backdrop for the stock market in 1997 was almost perfect. The economy was strong with solid GDP growth, low unemployment, and high consumer confidence. Normally, inflation and interest rates rise in this type of situation, but this did not occur. In fact, inflation fell as did interest rates. Economists tell us fierce price competition due to imports and improved productivity by businesses helped continue this "Goldilocks" economy (not too hot and not too cold). This proved to be a great environment for business profits and thus stock market returns.

Early in the year, large companies showed better profit growth compared with smaller companies due mainly to overseas growth. However, beginning in the summer, large company growth began to show signs of slowing due to foreign currency issues. As a result, smaller stocks, which are tied more closely to the U.S. economy, did much better than large stocks in the third quarter. During the fourth quarter, large companies proved to be a safe haven, as concerns over the global crisis in Asia mounted. In addition, institutional window dressing and seasonal tax selling exerted further pressure on smaller stocks in the final quarter. As a result of the above issues, both small stocks and large stocks reported great absolute returns in 1997, but large company stocks performed better.

In the small stock arena, value-oriented investors clearly outperformed growth-oriented investors during both the year and the fourth quarter. Value buyers tend to concentrate more heavily in economically sensitive and financially sensitive areas, such as industrial manufacturing and insurance companies. Strong U.S. growth helped domestic-based industrial companies, while falling interest rates helped financial-based businesses. Growth investors, conversely, generally focus on fast-paced technology and health care stocks. These areas were volatile during the year and faced the challenge of severe pricing pressure and unstable demand. As a result, the value approach largely worked better than the growth approach in 1997.


              ANNUAL REPORT - DECEMBER 31, 1997                       1

1997 ANNUAL REVIEW

The strong economic backdrop led to superb stock market gains in 1997. The gains were widespread. The Russell 2000's best performing economic sectors were consumer staples, financial services, and utilities. Each of these sectors was up more than 30% for the year. The worst performing sector was technology, up
1% for 1997.

The Fund's results were even better, as financial services stocks and autos and transportation stocks were up over 40% for the year. Some sectors of the Fund performed significantly better than the corresponding benchmark sector performance. Particularly noteworthy were autos and transportation, consumer discretionary, health care, and technology.

A large percentage of the portfolio's holdings were in financial services and consumer discretionary stocks throughout the course of 1997. These two sectors provided the Fund with returns of over 30% in 1997.

FOURTH QUARTER REVIEW

As previously noted, small company stocks were generally weak in the fourth quarter. Based on the Russell 2000 Index, the weakest areas were energy and technology. Both sectors were down over 15%. The only four sectors reporting positive returns were utilities, consumer staples, financial services, and other. Utilities stocks were particularly robust, registering a gain of almost 14% in the quarter.

The Fund's negative fourth quarter return primarily related to several poor performing sectors. Falling energy prices led to negative energy stock performance. In addition, our technology stocks were impacted by Asian concerns, and our consumer stock holdings were down modestly on weak holiday shopping reports. While the Fund did not hold a large percentage of poor performing energy or technology stocks, exposure to the weak consumer group was over 25% of the portfolio's holdings.

The quarterly return for the Fund was essentially the same as our benchmark. However, we strive to beat our benchmark each quarter and thus we were not satisfied with the results. A few disappointing individual stock selections in several industries constrained performance this quarter. In addition, the Fund was hurt by having no exposure to utilities, the best sector in the fourth quarter. Fortunately, sizable holdings in positive performing financial stocks along with some strong performing new stock purchases helped the Fund considerably.

OUTLOOK

Presently it appears that the U.S. economy may slow marginally from the 1997 pace, as pressures from Asia and recent weak consumer spending trends take hold. However, inflation continues to be tame, and low long-term interest rates should encourage growth. Thus, most economists predict another year of slow, but steady, growth. This should again provide a positive environment for stock prices. However, the U.S. stock market has put together a very unusual string of three consecutive years of great performance, and most valuation measures indicate the market carries more potential risk than return. Therefore, our return expectations are generally more modest for 1998.


2    ANNUAL REPORT - DECEMBER 31, 1997

Large companies, as measured by the S&P 500 Index, have now outperformed small companies, as measured by the Russell 2000 Index, for four consecutive years. Stock prices tend to follow profit growth, and in recent years, large companies appear to have been growing faster. While not conclusive, it appears that large companies have been growing their profits faster than smaller companies for two central reasons. First, large companies with sizable international exposure benefited from strong overseas growth opportunities. Second, large companies have done a better job of reducing costs through the use of technology, outsourcing cost centers, and improving manufacturing processes.

Based on expectations of poor international market conditions due to weak demand and currency problems, smaller domestic companies should have an advantage in future periods. In addition, smaller companies are rapidly following the trends set by larger companies by embarking on cost saving programs, which include new technology, outsourcing, and better manufacturing processes. Thus, we believe the fortunes of smaller companies are looking brighter than in the recent past. Only time will tell if better relative profit growth comes to fruition for smaller companies.

If the U.S. economy slows marginally in 1998, then investors may likely attach more importance to profit growth. The Fund focuses on smaller companies with above average growth prospects and below average valuations and thus would appear to be well positioned for a slower growth environment.


/s/ illegible



CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                     Special          Russell
                   Equities II         2000          S&P 500        S&P 400
                   -----------        -------        -------        -------
2/9/93                10000            10000          10000          10000
1993                  11008            11376          10732          11174
1994                  10841            11169          10874          10774
1995                  13112            14346          14953          14108
1996                  16599            16712          18431          16819
1997                  20950            20448          24582          22246

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.


              ANNUAL REPORT - DECEMBER 31, 1997                       3

PERFORMANCE (%)(1)
-------------------------------------------------------------------------------


                      4Q                                 Since
                     1997        1997       3 yrs.    Inception(2)
SPECIAL EQUITIES II (3.40)      26.21        24.56       16.32

RUSSELL 2000        (3.35)      22.36        22.33       15.74


SECTOR WEIGHTINGS (as of December 31, 1997)
-------------------------------------------------------------------------------

Autos & Transportation                                   2.0%

Cash                                                     5.6%

Technology                                               6.5%

Consumer Discretionary                                  28.9%

Producer Durables                                       12.1%

Materials & Processing                                   7.2%

Consumer Staples                                         1.6%

Energy                                                   4.9%

Health Care                                              8.1%

Financial Services                                      23.1%


4                         ANNUAL REPORT - DECEMBER 31, 1997

                    Calendar Years
--------------------------------------------------------
1997        1996         1995        1994        1993(2)
26.2        26.6         21.0        (1.5)        10.1

22.4        16.5         28.4        (1.8)        13.8


SECTOR PERFORMANCE (as of December 31, 1997)
--------------------------------------------------------------------------------

                                       4Q 1997                    1997
                             ------------------------    -----------------------
                                SPECIAL      RUSSELL      SPECIAL     RUSSELL
                             EQUITIES II       2000   EQUITIES II       2000
   AUTOS & TRANSPORTATION        11.6%         (3.1%)      48.4%        31.3%
         CONSUMER STAPLES         5.8           3.9        (4.5)        40.1
       FINANCIAL SERVICES         2.7           5.8        42.1         36.0
   MATERIALS & PROCESSING         1.9          (7.3)        3.5         13.1
                    OTHER         0.0           2.0         0.0         33.2
                UTILITIES         0.0          13.7        22.4         35.6
              HEALTH CARE        (2.4)         (7.2)       28.6         10.3
   CONSUMER DISCRETIONARY        (3.2)         (3.3)       33.0         21.4
        PRODUCER DURABLES        (3.7)         (9.4)       25.4         26.3
               TECHNOLOGY       (18.1)        (16.0)       19.3          1.3
                   ENERGY       (22.2)        (16.0)        3.9         14.4



              ANNUAL REPORT - DECEMBER 31, 1997                       5

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                                      SPECIAL
                                    EQUITIES II             RUSSELL 2000
P/E RATIO (MEDIAN)                    17.1                     21.9
PRICE/BOOK                             2.85                     2.85
PRICE/SALES                            0.99                     1.47
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL             17.5%                    21.4%
  YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $  WGHTD. MED.          $910 million             $750 million
PORTFOLIO VALUE                    $166 million             $873 billion
NUMBER OF HOLDINGS                     48                      1,894
--------------------------------------------------------------------------------
TICKER SYMBOL:                        SPEQX
CUSIP #:                            830833406
INITIAL INVESTMENT:                  $1,000
SUBSEQUENT INVESTMENT:                $100


STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

INTEGRATED HEALTH SERVICES, INC. (IHS)

Integrated Health Services is a leading national provider of health care services in sub-acute settings. IHS provides an integrated network of facilities and services to manage patients' recovery from illness. IHS benefits from the constant pressure of reducing health care costs, as IHS provides care in the lowest cost setting which HMOs and health insurers find very attractive. IHS should enjoy strong earnings growth over the next few years due to improved utilization of existing facilities and synergies from the numerous acquisitions it has made. Currently, IHS trades at a significant discount to the market, its peers, and its growth rate.

WORLD COLOR PRESS, INC. (WRC)

World Color Press has rapidly grown to become the third largest diversified commercial printer in the United States and the industry's leading consolidator, having successfully integrated 16 acquisitions since 1992. As a result, revenues have grown from $660 million in 1992 to an estimated $2.0 billion in 1997. Rapid industry consolidation should continue as customers increasingly demand the greater economies, larger capacity, and state-of-the-art technologies WRC can provide. WRC should continue to benefit in the form of additional acquisitions, leading to strong earnings growth. Despite the bright prospects, WRC trades at a compelling valuation.


6                         ANNUAL REPORT - DECEMBER 31, 1997

TOP TEN HOLDINGS(3)                                             % OF NET ASSETS
-------------------------------------------------------------------------------


BRYLANE INC.
  Specialty catalogs                                                  3.3%

UNITED STATIONERS INC.
  Office products distributor                                         3.2%

INTEGRATED HEALTH SERVICES, INC.
  Sub-acute health care services                                      3.0%

CDI CORP.
  Temporary personnel/outsourcing                                     2.8%

CMAC INVESTMENT CORP.
  Mortgage insurance                                                  2.8%

TRIGON HEALTHCARE, INC.
  Health maintenance organization                                     2.7%

HUGHES SUPPLY INC.
  Construction/industrial supplies                                    2.6%

FURNITURE BRANDS INTL.
  Furniture manufacturer                                              2.6%

WORLD COLOR PRESS, INC.
  Commercial printer                                                  2.6%

PENTAIR, INC.
  Diversified manufacturer                                            2.5%

TOP TEN HOLDINGS                                                     28.1%


NOTES TO PERFORMANCE

(1) The performance for the one and three years ended December 31, 1997, and for the period February 9, 1993 (inception) through December 31, 1997, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. The S&P 400 Index includes 400 mid-sized companies publicly traded in America. All figures take into account reinvested dividends. All indexes and Fund characteristics are compiled by Frank Russell Company.

     Sources: Lipper Analytical Services & Frank Russell Company.

(2)  Return is calculated from the Fund's inception on February 9, 1993.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small- and mid-sized companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.


              ANNUAL REPORT - DECEMBER 31, 1997                       7

PORTFOLIO HOLDINGS as of December 31, 1997
-------------------------------------------------------------------------------

                                          Company                       Number              Market
                                        Description                   Of Shares             Value
                                        -----------                 ------------        ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 2.0%
  OTHER TRANSPORTATION - 2.0%
Gulfstream Aerospace Corp.(a)           Jet aircraft                     114,800        $  3,357,900

CONSUMER DISCRETIONARY - 28.9%
  APPAREL/TEXTILES - 3.7%
Kellwood Co.                            Apparel maker                    122,600           3,678,000
Tommy Hilfiger Corp.(a)                 Apparel maker                     71,500           2,511,438
                                                                                        ------------
                                                                                           6,189,438

  COMMERCIAL SERVICES - 9.5%
Bell & Howell Co.(a)                    Info services/mailing eqpt.      158,500           3,833,718
CDI Corp.(a)                            Temporary personnel              102,800           4,703,100
Harland (John H.) Co.                   Check printing                    87,800           1,843,800
United Stationers Inc.(a)               Office products distributor      111,400           5,361,125
                                                                                        ------------
                                                                                          15,741,743

  CONSUMER PRODUCTS/SERVICES - 5.7%
Furniture Brands Intl.(a)               Furniture manufacturer           210,800           4,321,400
Harman Intl. Industries, Inc.           Audio equipment                   41,300           1,752,668
Libbey Inc.                             Glass tableware                   87,700           3,321,638
                                                                                        ------------
                                                                                           9,395,706

  PRINTING/PUBLISHING - 2.6%
World Color Press, Inc.(a)              Commercial printer               161,500           4,289,844

  RETAIL - 7.4%
Brylane Inc.(a)                         Specialty catalogs               110,400           5,437,200
Fingerhut Companies, Inc.               Catalog retailer                 186,900           3,994,987
Zale Corp.(a)                           Jewelry retailer                 125,000           2,875,000
                                                                                        ------------
                                                                                          12,307,187
                                                                                        ------------

  TOTAL CONSUMER DISCRETIONARY                                                            47,923,918

CONSUMER STAPLES - 1.6%
International Multifoods Corp.          Foodservice distribution          91,300           2,584,931

ENERGY - 4.9%
  EXPLORATION & PRODUCTION - 4.9%
Forcenergy Inc.(a)                      Oil & gas producer               112,100           2,935,618
Newfield Exploration Co.(a)             Oil & gas producer                16,800             391,650
Santa Fe Energy Resources(a)            Oil & gas producer               185,000           2,081,250
Swift Energy Co.(a)                     Oil & gas producer               127,400           2,683,363
                                                                                        ------------

  TOTAL ENERGY                                                                             8,091,881


8                         ANNUAL REPORT - DECEMBER 31, 1997

----------------------------------------------------------------------------------------------------
                                          Company                       Number              Market
                                        Description                   Of Shares             Value
                                        -----------                 ------------        ------------
FINANCIAL SERVICES - 23.1%
  BANKS/THRIFTS - 1.9%
Peoples Heritage Financial
  Group                                 Maine-based thrift                68,700        $  3,160,200

  INSURANCE - 12.7%
American Heritage Life
  Investment                            Life insurance firm               80,800           2,908,800
CMAC Investment Corp.                   Mortgage insurance                75,700           4,570,387
Enhance Financial
  Services Grp Inc.                     Specialty reinsurance             68,200           4,057,900
Fremont General Corp.                   Workers' comp. insurance          71,600           3,920,100
Highlands Insurance
  Group, Inc.(a)                        P & C insurance                   86,600           2,457,275
Horace Mann Educators Corp.             P & C insurance                  107,200           3,048,500
                                                                                        ------------
                                                                                          20,962,962

  OTHER FINANCIAL SERVICES - 3.1%
Advanta Corp.                           Consumer finance                  61,900           1,570,713
FIRSTPLUS Financial
  Group, Inc.(a)                        Consumer finance firm             93,800           3,599,575
                                                                                        ------------
                                                                                           5,170,288

  REAL ESTATE INVESTMENT TRUSTS - 5.4%
American General
  Hospitality Corp.                     Hotel properties REIT            120,700           3,228,725
Parkway Properties, Inc.                Office buildings REIT             73,000           2,504,813
Prentiss Properties Trust               Office/industrial REIT           118,300           3,305,006
                                                                                        ------------
                                                                                           9,038,544

  TOTAL FINANCIAL SERVICES                                                                38,331,994

HEALTH CARE - 8.1%
  HEALTH CARE SERVICES - 6.9%
Integrated Health Services, Inc.        Sub-acute health care srvcs.     157,500           4,912,031
Sierra Health Services, Inc.(a)         Health maintenance organ.         57,800           1,943,525
Trigon Healthcare, Inc.(a)              Health maintenance organ.        173,400           4,530,075
                                                                                        ------------
                                                                                          11,385,631

  MEDICAL EQUIPMENT/PRODUCTS - 1.2%
Marquette Medical
  Systems, Inc.(a)                      Monitoring equipment              74,900           1,994,213
                                                                                        ------------

  TOTAL HEALTH CARE                                                                       13,379,844


              ANNUAL REPORT - DECEMBER 31, 1997                       9

-------------------------------------------------------------------------------

                                          Company                       Number              Market
                                        Description                   Of Shares             Value
                                        -----------                 ------------        ------------
MATERIALS & PROCESSING - 7.2%
  BUILDING/CONSTRUCTION PRODUCTS - 2.6%
Hughes Supply Inc.                      Construction/indust. supplies    124,150        $  4,337,491

  SPECIALTY CHEMICALS - 2.2%
International Specialty
  Products Inc.(a)                      Fine chemicals                   248,600           3,713,462

  STEEL/IRON - 2.4%
UCAR International Inc.(a)              Steelmaking materials             99,500           3,973,781
                                                                                        ------------

  TOTAL MATERIALS & PROCESSING                                                            12,024,734

PRODUCER DURABLES - 12.1%
  MACHINERY - 3.8%
AGCO Corp.                              Agriculture eqpt. producer        83,600           2,445,300
Cincinnati Milacron Inc.                Cutting & machine tools          147,800           3,833,563
                                                                                        ------------
                                                                                           6,278,863

  OTHER PRODUCER DURABLES - 8.3%
General Cable Corp.                     Wire & cable producer             95,300           3,448,669
MagneTek, Inc.(a)                       Integrated electrical prods.     165,500           3,227,250
Pentair, Inc.                           Diversified manufacturer         113,300           4,071,719
TriMas Corp.                            Diversified manufacturer          86,200           2,963,125
                                                                                        ------------
                                                                                          13,710,763
                                                                                        ------------

  TOTAL PRODUCER DURABLES                                                                 19,989,626

TECHNOLOGY - 6.5%
Coherent, Inc.(a)                       Laser manufacturer               111,700           3,923,463
Computer Products, Inc.(a)              Power supplies                    29,800             674,224
Galileo International, Inc.(a)          Airline reservation system       106,500           2,942,063
Zebra Technologies Corp.(a)             Bar coding equipment             106,800           3,177,300
                                                                                        ------------

  TOTAL TECHNOLOGY                                                                        10,717,050
                                                                                        ------------

TOTAL COMMON STOCKS - 94.4%
(Cost: $136,070,248)                                                                     156,401,878


10                        ANNUAL REPORT - DECEMBER 31, 1997

---------------------------------------------------------------------------
                                                                   Market
                                                                   Value
                                                               ------------
MONEY MARKET INSTRUMENTS(b)
Yield 5.33% to 5.64%
  due January 1998 to September 1998
  American Family Financial Services                           $    205,048
  General Mills, Inc.                                             1,208,644
  Johnson Controls, Inc.                                          4,689,499
  Pitney Bowes Credit Corp.                                       1,030,000
  Warner Lambert Corp.                                            2,310,287
  Wisconsin Electric Power Corp.                                  1,431,609
                                                               ------------

TOTAL MONEY MARKET INSTRUMENTS - 6.6%
(Cost: $10,875,087)                                              10,875,087
                                                               ------------

TOTAL INVESTMENTS - 101.0%
(Cost: $146,945,335)                                            167,276,965

OTHER LIABILITIES LESS ASSETS - (1.0%)                           (1,590,193)
                                                               ------------

NET ASSETS - 100.0%                                            $165,686,772
                                                               ------------
                                                               ------------


(a)  Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1997.

Based on cost of investments for federal income tax purposes of $146,945,335 on December 31, 1997, net unrealized appreciation was $20,331,630, consisting of gross unrealized appreciation of $25,431,322 and gross unrealized depreciation of $5,099,692.

See accompanying notes to financial statements.


                   ANNUAL REPORT - DECEMBER 31, 1997                       11

STATEMENT OF ASSETS & LIABILITIES as of December 31, 1997
-------------------------------------------------------------------------------


ASSETS
Investments, at value (Cost: $146,945,335)                                    $167,276,965
Receivable for:
  Dividends and interest                                  $    200,408
  Shares sold                                                  395,961             596,369
                                                          ------------
Organization costs, net of accumulated
  amortization of $17,089                                                            5,152
                                                                              ------------
Total assets                                                                   167,878,486

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                                    $  1,815,540
  Shares redeemed                                              155,825
  Comprehensive management fee                                 207,061
  Trustees' fees                                                 1,338
  Organization costs                                            11,950           2,191,714
                                                          ------------        ------------
Net assets applicable to shares
  outstanding                                                                 $165,686,772
                                                                              ------------
                                                                              ------------
Shares outstanding--no par value
   (unlimited number of shares authorized)                                      12,998,304
                                                                              ------------
                                                                              ------------
PRICING OF SHARES
Net asset value, offering price, and
  redemption price per share                                                  $      12.75
                                                                              ------------
                                                                              ------------
ANALYSIS OF NET ASSETS
Paid-in capital                                                               $144,120,733
Undistributed net realized gain on
  sales of investments                                                           1,234,409
Unrealized appreciation of investments                                          20,331,630
Net assets applicable to shares outstanding                                   $165,686,772
                                                                              ------------
                                                                              ------------

See accompanying notes to financial statements.


12                        ANNUAL REPORT - DECEMBER 31, 1997

STATEMENT OF OPERATIONS Year Ended December 31, 1997
-------------------------------------------------------------------------------


Investment income
  Dividends                                                    $  1,105,769
  Interest                                                          516,124
                                                               ------------
Total investment income                                           1,621,893

Expenses:
  Comprehensive management fee                                    1,995,055
  Fees to unaffiliated trustees                                      18,198
  Amortization of organization costs                                  2,712
                                                               ------------
Total expenses                                                    2,015,965
                                                               ------------

Net investment loss                                                (394,072)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                      22,856,580
  Net change in unrealized appreciation                           7,533,967
                                                               ------------
Net realized and unrealized gain on investments                  30,390,547
                                                               ------------
Net increase in net assets resulting from operations           $ 29,996,475
                                                               ------------
                                                               ------------

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       13

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                                 12/31/97            12/31/96
                                                               ------------        ------------
From operations:
  Net investment loss                                          $   (394,072)       $   (235,416)
  Net realized gain on sales of investments                      22,856,580          20,381,999
  Net change in unrealized appreciation                           7,533,967           2,418,395
                                                               ------------        ------------
Net increase in net assets resulting
  from operations                                                29,996,475          22,564,978

Distributions to shareholders from:
  Net investment income                                              --                 (34,255)
  Net realized gains                                            (25,152,661)        (16,359,084)
                                                               ------------        ------------
Total distributions                                             (25,152,661)        (16,393,339)

From share transactions:
  Proceeds from shares sold                                     124,093,499          20,849,640
  Reinvestments of dividends
    and capital gain distributions                               24,674,327          16,109,334
  Payments for shares redeemed                                  (93,257,451)        (27,001,291)
                                                               ------------        ------------

Net increase in net assets
  resulting from share transactions                              55,510,375           9,957,683
                                                               ------------        ------------

Total increase in net assets                                     60,354,189          16,129,322

Net assets at beginning of year                                 105,332,583          89,203,261

Net assets at end of year                                      $165,686,772        $105,332,583
                                                               ------------        ------------
                                                               ------------        ------------

See accompanying notes to financial statements.


14                        ANNUAL REPORT - DECEMBER 31, 1997

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                            Year           Year           Year           Year     For the Period
                                                           Ended          Ended          Ended          Ended        2/9/93(a)-
                                                         12/31/97       12/31/96       12/31/95       12/31/94       12/31/93
                                                         -------------------------------------------------------------------------
Net asset value at beginning of period                   $  11.94       $  11.29       $  10.14       $  10.79       $  10.00
                                                         --------       --------       --------       --------       --------
Income from Investment
  Operations
    Net investment (loss) income                            (0.03)         (0.02)          0.06           0.02           0.01
    Net realized and unrealized
      gain (loss) on investments                             3.13           2.94           2.06          (0.19)          1.00
      Total from Investment Operations                       3.10           2.92           2.12          (0.17)          1.01
                                                         --------       --------       --------       --------       --------
Less distributions from:
    Dividends from net investment income                       --          (0.01)         (0.06)         (0.02)            --
    Dividends from net realized
      gains on investments                                  (2.29)         (2.26)         (0.91)         (0.46)         (0.22)
                                                         --------       --------       --------       --------       --------
Total Distributions                                         (2.29)         (2.27)         (0.97)         (0.48)         (0.22)
                                                         --------       --------       --------       --------       --------

Net asset value at end of period                         $  12.75       $  11.94       $  11.29       $  10.14       $  10.79
                                                         --------       --------       --------       --------       --------
                                                         --------       --------       --------       --------       --------

Total Return                                                26.21%         26.60%         20.95%         (1.52%)        10.08%(b)

Ratios/Supplemental Data
    Ratio of expenses to average net assets                  1.51%          1.53%          1.52%          1.51%          1.51%(c)
    Ratio of net investment  (loss) income
      to average net assets                                 (0.30%)        (0.24%)         0.50%          0.22%         (0.10%)(c)
    Portfolio turnover rate                                   104%           145%           102%            82%           111%(c)
    Net assets, end of period (in thousands)             $165,687       $105,333       $ 89,203       $ 99,638       $ 58,608
                                                         --------       --------       --------       --------       --------
                                                         --------       --------       --------       --------       --------

Average commission rate paid on stock transactions for the years ended December 31, 1997 and December 31, 1996, was $0.0601 and $0.0619 per share, respectively.

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

(a)  Commencement of operations.
(b)  For the period February 9, 1993 to December 31, 1993.
(c)  Ratios have been determined on an annualized basis.

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       15

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Funds is an open-ended, diversified investment management company which consists of the Special Equities Portfolio, Special Equities II, and Small Cap Contrarian. The Funds commenced public offering of their shares as follows:
Special Equities Portfolio on April 23, 1987, Special Equities II on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Special Equities II ("Fund").

                                         1
                          SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time) each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds expenses, such as trustees' fees, are allocated among the three Skyline Funds.

- RECLASSIFICATION - The 1997 net investment loss of $394,072 has been offset against undistributed net realized gain at December 31, 1997.


16                        ANNUAL REPORT - DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                          2
                             TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee paid for the year ended December 31, 1997 was $1,995,055.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1997, fees of $18,198 were paid by the Fund to the unaffiliated trustees.

                                         3
                                 SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                             Year ended          Year ended
                                              12/31/97            12/31/96
                                           --------------------------------
   Shares sold                                9,132,124           1,685,216
   Shares issued
      in reinvestment of dividends            1,959,834           1,398,376
                                           ------------        ------------
                                             11,091,958           3,083,592
   Less shares redeemed                      (6,913,355)         (2,164,214)
                                           ------------        ------------
   Net increase in shares outstanding         4,178,603             919,378
                                           ------------        ------------
                                           ------------        ------------


              ANNUAL REPORT - DECEMBER 31, 1997                       17

--------------------------------------------------------------------------------

                                          4
                               INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1997 are as follows:

     Cost of purchases             $  155,464,536
     Proceeds from sales              128,929,303



REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities II and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities II as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities II at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP

Chicago, Illinois
January 16, 1998


18                        ANNUAL REPORT - DECEMBER 31, 1997

FEDERAL TAX STATUS OF 1997 DIVIDENDS
--------------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.


REPORT FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.




              ANNUAL REPORT - DECEMBER 31, 1997                       19

                         This page left blank intentionally.









20                        ANNUAL REPORT - DECEMBER 31, 1997

[LOGO]

Q4

SKYLINE SMALL CAP CONTRARIAN
INVESTING IN SMALL-SIZED COMPANIES


STRATEGY

- Focus on solid companies that have fallen deeply out-of-favor

- Value orientation - low price/book or price/sales ratios

- No derivatives, shorting, hedging or currency plays

- Market cap range of $50 million to $2 billion



DECEMBER 31, 1997

LETTER FROM DAREN C. HEITMAN, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                January 31, 1998

Dear Shareholder:

In this inaugural letter for Skyline Small Cap Contrarian, the first order of business is to thank all of you who showed confidence in our firm and its newest product by investing.

My family's investment is right there with yours because I believe in the strategy --buying the shares of good companies experiencing short-term problems. Investors become very emotional about companies and stocks that are not performing well, resulting in extremely low valuations regardless of the long-term outlook. We seek to exploit these opportunities and wait for the company to report better results; if the results come through as we expect, the share price gains can be terrific.

The Fund began operations on December 15, 1997. With an ending share price equal to its initial share price of $10.00, the Fund's performance through its first two weeks was pretty uneventful. The Fund ended the year with 36 stocks and just over 10% of its assets in cash. Our goal is to increase the total number of holdings to 50 and get the cash down to about 5% of assets by the end of the first quarter.

The Fund at year-end was well diversified among several industries, but a few points are worth noting. First, you might have noticed the large technology weighting. This is because there are currently many good technology companies selling at very depressed prices. This situation resulted from the news out of Asia of rapidly declining currencies, which rightfully spooked many technology investors, as well as normal cyclical downturns in some specific sectors, such as computer disk drives. Longer term, I expect there to always be opportunities to buy technology companies at great prices. This sector is especially vulnerable to the overselling that accompanies poor financial performance because of the perceived risk of the stocks and the investment style of most technology investors. However, many of these companies have very diverse product lines, long product life cycles, and strong balance sheets. These strengths provide the contrarian investor with the opportunity to buy healthy, growing companies with attractive return on capital measures at terrific prices. With time, we believe these companies can generate much higher valuations when their financial results improve.

On the other hand, the financial sector is substantially underweighted. This underweighting is not the result of some macro forecast for interest rates or any strong distaste for financial companies. It resulted simply because most sectors of the financial industry have performed quite well for several years, and the stocks do not fit the profile we are seeking. Also worth noting is that the Fund is not laden with deeply cyclical companies, such as steel or paper. While there will always be economically sensitive companies in the Fund, I would like it to be dominated by companies with what we believe are attractive long-term growth opportunities.


              ANNUAL REPORT - DECEMBER 31, 1997                       1

The biggest disadvantage of managing a contrarian fund is the absolute certainty of occasionally looking foolish. When a portfolio manager purchases the stock of a popular company and the stock declines, everyone asks, "What's wrong with that company's management team? They couldn't deliver what they promised."
In contrast, when a portfolio manager purchases the stock of a company having problems and the stock declines, people ask, "What's wrong with that portfolio manager? It was obvious that stock wasn't going to perform well." My request to you is to keep this in mind when you look at the performance of individual stocks in the Fund. If you cannot find something to dislike about some of these companies, they probably do not belong in a contrarian fund.

With a median price/book value ratio of just over 1.1, our portfolio of stocks is one of the cheapest available to fund investors. Yet we believe that all of these companies have the potential to sustain earnings at much higher levels. I am excited about the potential of this Fund and hope to reward richly those who showed early confidence in us and this investment style.

/s/ Daren Heitman

2                         ANNUAL REPORT - DECEMBER 31, 1997

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                                    4Q                             Since
                                    1997                         Inception(2)

SMALL CAP CONTRARIAN               0.00                               0.00

RUSSELL 2000                       3.91                               3.91

S&P 500                            0.80                               0.80



SECTOR WEIGHTINGS (as of December 31, 1997)
--------------------------------------------------------------------------------

Other                       2.4%

Cash                       10.5%

Autos & Transportation      5.9%

Technology                 17.2%

Consumer Discretionary     19.3%

Producer Durables          12.7%

Consumer Staples            2.1%

Materials & Processing      4.5%

Energy                      4.9%

Health Care                13.1%

Financial Services          7.4%



              ANNUAL REPORT - DECEMBER 31, 1997                       3

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                                           SMALL CAP
                                           CONTRARIAN         RUSSELL 2000          S&P 500
PRICE/BOOK                                   1.19                2.85                4.11
PRICE/SALES                                  0.75                1.47                1.77
P/E RATIO (MEDIAN)                           28.5                21.9                21.6
-------------------------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL                   0.20%               21.4%               12.6%
  YEAR AVERAGE
-------------------------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.                 $140 million        $750 million         $34 billion
PORTFOLIO VALUE                          $4.8 million        $873 billion       $7,536 billion
NUMBER OF HOLDINGS                            36                1,894                 500
-------------------------------------------------------------------------------------------------
CUSIP #:                                   830833604
INITIAL INVESTMENT:                         $1,000
SUBSEQUENT INVESTMENT:                       $100




STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

INSURANCE AUTO AUCTIONS, INC. (IAAI)

Insurance Auto Auctions provides insurance companies with an outlet for selling totaled vehicles by holding periodic auctions for salvage buyers. Over the past few years, the company suffered under multi-year contracts that did not provide the firm with an adequate profit per vehicle processed. These contracts have nearly run their course, and Insurance Auto's new management is incorporating an attractive, fixed-fee margin into the new contracts. Despite an apparently imminent recovery in earnings, the shares are trading below stated book value. Our estimate for potential earnings per share is $1.50, including roughly $0.30 per share in non-cash goodwill amortization.

KOMAG, INCORPORATED (KMAG)

Komag manufactures the disks that store data in computer disk drives, a market expected to grow rapidly over the long term. As the technology leader, Komag has historically sold its products to the high-end disk drive market, which is currently suffering through a downturn. As a result, Komag's capacity is underutilized and profits are suffering. However, management is very strong, and the company has a long record of success in this market. At the current price, the stock is selling at 1.2x book value and a very low multiple of our estimate of potential earnings of $2.50 or more per share.


4                         ANNUAL REPORT - DECEMBER 31, 1997



TOP TEN HOLDINGS(3)                                             % OF NET ASSETS
--------------------------------------------------------------------------------
CREDIT ACCEPTANCE CORP.
  Automobile finance services                                         4.3%

QUEST DIAGNOSTICS INC.
  Diagnostic testing services                                         3.8%

BINKS-SAMES CORP.
  Spray coating equipment                                             3.8%

INSURANCE AUTO AUCTIONS, INC.
  Auto salvage                                                        3.8%

KOMAG, INC.
  Computer components                                                 3.5%

CLINTRIALS RESEARCH INC.
  Contract research firm                                              3.4%

BROWN & SHARPE MANUFACTURING
  Metrology instruments                                               3.0%

TRIGON HEALTHCARE, INC.
  Health maintenance organization                                     3.0%

ELSAG BAILEY PROCESS AUTOMATION N.V.
  Process control systems                                             3.0%

SENSORMATIC ELECTRONICS CORP.
  Anti-theft devices                                                  2.9%

TOP TEN HOLDINGS                                                     34.5%


NOTES TO PERFORMANCE

(1) The performance for the period December 15, 1997 (inception) through December 31, 1997, is a total return calculation (not annualized) which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and Fund characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on December 15, 1997.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.


Distributor: Funds Distributor Inc.



              ANNUAL REPORT - DECEMBER 31, 1997                       5

PORTFOLIO HOLDINGS as of December 31, 1997
--------------------------------------------------------------------------------

                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
COMMON STOCKS
AUTOS & TRANSPORTATION - 5.9%
  AUTO RELATED - 1.9%
APS Holding Corp.(a)               Aftermarket auto parts dist.    36,500     $  91,250

  OTHER TRANSPORTATION - 2.1%
Mesa Air Group, Inc.(a)            Regional airline                20,200        99,738

  RAILROAD - 1.9%
RailTex, Inc.(a)                   Freight services                 6,400        91,600
                                                                              ---------

  TOTAL AUTOS & TRANSPORTATION                                                  282,588

CONSUMER DISCRETIONARY - 19.3%
  COMMERCIAL SERVICES - 5.4%
Insurance Auto Auctions, Inc.(a)   Auto salvage                    15,500       178,250
Right Management
  Consultants, Inc.(a)             Outplacement & HR services       6,300        80,325
                                                                              ---------
                                                                                258,575
  CONSUMER PRODUCTS/SERVICES - 9.2%
American Residential
  Services, Inc.(a)                HVAC repair services             7,800       121,875
Drypers Corp.(a)                   Makes disposable diapers        11,600        68,150
Global Motorsport Group, Inc.(a)   Motorcycle accessories          11,200       130,200
LADD Furniture, Inc.(a)            Furniture manufacturer           7,800       117,000
                                                                              ---------
                                                                                437,225
  RETAIL - 4.7%
Discount Auto Parts, Inc.(a)       Auto parts stores                4,800        91,800
Lechters, Inc.(a)                  Housewares chain                25,500       129,094
                                                                              ---------
                                                                                220,894
                                                                              ---------

  TOTAL CONSUMER DISCRETIONARY                                                  916,694

CONSUMER STAPLES - 2.1%
ProSource, Inc.(a)                 Foodservice distribution        13,100        98,250

ENERGY - 4.9%
  EXPLORATION & PRODUCTION - 2.0%
Comstock Resources, Inc.(a)        Oil & gas producer               8,200        97,888

  OTHER ENERGY - 2.9%
Willbros Group Inc.(a)             Engineering/construction firm    9,100       136,500
                                                                              ---------

  TOTAL ENERGY                                                                  234,388


6                      ANNUAL REPORT - DECEMBER 31, 1997


---------------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
FINANCIAL SERVICES - 7.4%
  INSURANCE - 1.6%
Highlands Insurance
  Group, Inc.(a)                   P & C insurance                  2,000    $   56,750
Navigators Group, Inc. (The)       P & C insurance                  1,200        22,275
                                                                              ---------
                                                                                 79,025
  OTHER FINANCIAL SERVICES - 5.8%
Advanta Corp.                      Consumer finance                 2,800        71,050
Credit Acceptance Corp.(a)         Automobile finance services     26,300       203,825
                                                                              ---------
                                                                                274,875
                                                                              ---------

  TOTAL FINANCIAL SERVICES                                                      353,900

HEALTH CARE - 13.1%
  HEALTH CARE SERVICES - 10.2%
ClinTrials Research Inc.(a)        Contract research firm          20,800       163,800
Quest Diagnostics Inc.(a)          Diagnostic testing services     10,800       182,250
Trigon Healthcare, Inc.(a)         Health maintenance organ.        5,400       141,075
                                                                              ---------
                                                                                487,125
  MEDICAL EQUIPMENT/PRODUCTS - 2.9%
Allied Healthcare
  Products, Inc.(a)                Makes respiratory products      17,500       135,625
                                                                              ---------

  TOTAL HEALTH CARE                                                             622,750

MATERIALS & PROCESSING - 4.5%
  METAL FABRICATIONS - 2.5%
Atchison Casting Corp.(a)          Steel & iron castings            7,300       118,625

  STEEL/IRON - 2.0%
Birmingham Steel Corp.(a)          Steel mini-mill                  5,900        92,925
                                                                              ---------

  TOTAL MATERIALS & PROCESSING                                                  211,550

PRODUCER DURABLES - 12.7%
  MACHINERY - 6.8%
Binks-Sames Corp.                  Spray coating equipment          4,300       181,675
Brown & Sharpe Manufacturing(a)    Metrology instruments           13,900       141,606
                                                                              ---------
                                                                                323,281


                       ANNUAL REPORT - DECEMBER 31, 1997                       7


PORTFOLIO HOLDINGS as of December 31, 1997 (continued)
--------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
  OTHER PRODUCER DURABLES - 5.9%
Elsag Bailey Process
  Automation N.V.(a)               Process control systems          8,500  $    140,250
Sensormatic Electronics Corp.      Anti-theft devices               8,500       139,719
                                                                              ---------
                                                                                279,969
                                                                              ---------

  TOTAL PRODUCER DURABLES                                                       603,250

TECHNOLOGY - 17.2%
GENICOM Corp.(a)                   Computer support services        8,200        94,300
Imation Corp.(a)                   Data storage products            8,500       136,000
Komag, Inc.(a)                     Computer components             11,200       166,600
MEMC Electronic
  Materials, Inc.(a)               Produces silicon wafers          6,000        91,500
PSC Inc.(a)                        Bar coding equipment             7,200        94,950
Smartflex Systems, Inc.(a)         Flexible circuit assembler      12,000       114,000
Unit Instruments, Inc.(a)          Gas flow controllers            12,500       117,969
                                                                              ---------

  TOTAL TECHNOLOGY                                                              815,319

OTHER - 2.4%
SPACEHAB, Inc.(a)                  Lab & supply modules            10,900       115,130
                                                                              ---------

TOTAL COMMON STOCKS - 89.5%
(Cost: $4,242,649)                                                            4,253,819


8                       ANNUAL REPORT - DECEMBER 31, 1997


---------------------------------------------------------------------------------------
                                                                              Market
                                                                               Value
                                                                            -----------
MONEY MARKET INSTRUMENTS(b)
Yield 5.33% to 5.64%
  due January 1998 to September 1998
  American Family Financial Services                                        $   174,970
  General Mills, Inc.                                                           165,000
  Johnson Controls, Inc.                                                        180,744
  Pitney Bowes Credit Corp.                                                     165,000
  Sara Lee Corp.                                                                165,000
  Warner Lambert Corp.                                                          211,414
  Wisconsin Electric Power Corp.                                                212,000
                                                                              ---------

TOTAL MONEY MARKET INSTRUMENTS - 26.8%
(Cost: $1,274,128)                                                            1,274,128
                                                                              ---------

TOTAL INVESTMENTS - 116.3%
(Cost: $5,516,777)                                                            5,527,947

OTHER LIABILITIES LESS ASSETS - (16.3%)                                       (775,430)
                                                                              ---------

NET ASSETS - 100.0%                                                         $ 4,752,517
                                                                            -----------
                                                                            -----------


(a) Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1997.

Based on cost of investments for federal income tax purposes of $5,516,777 on December 31, 1997, net unrealized appreciation was $11,170, consisting of gross unrealized appreciation of $94,423 and gross unrealized depreciation of $83,253.

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       9

STATEMENT OF ASSETS & LIABILITIES as of December 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $5,516,777)                            $ 5,527,947
Receivable for:
  Interest                                          $    3,655
  Shares sold                                           69,201           72,856
                                                    ----------
Organization costs, net of accumulated
  amortization of $438                                                   46,842
                                                                     ----------
Total assets                                                          5,647,645

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                              $  845,087
  Comprehensive management fee                           2,761
  Organization costs                                    47,280          895,128
                                                    ----------       ----------

Net assets applicable to shares
  outstanding                                                       $ 4,752,517
                                                                    -----------
                                                                    -----------
Shares outstanding--no par value
  (unlimited number of shares authorized)                               475,038
                                                                    -----------
                                                                    -----------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                                        $     10.00
                                                                    -----------
                                                                    -----------
ANALYSIS OF NET ASSETS
Paid-in capital                                                     $ 4,741,347
Unrealized appreciation of investments                                   11,170
                                                                    -----------
Net assets applicable to shares outstanding                         $ 4,752,517
                                                                    -----------
                                                                    -----------



See accompanying notes to financial statements.


10                        ANNUAL REPORT - DECEMBER 31, 1997

STATEMENT OF OPERATIONS For the Period December 15, 1997(a) to December 31, 1997
--------------------------------------------------------------------------------

Interest income                                                       $   2,652

Expenses:
  Comprehensive management fee                                            2,758
  Amortization of organization costs                                        438
                                                                      ---------
Total expenses                                                            3,196
                                                                      ---------

Net investment loss                                                       (544)

Net change in unrealized appreciation                                    11,170
                                                                      ---------

Net increase in net assets resulting from operations                  $  10,626
                                                                      ---------
                                                                      ---------

(a) Commencement of operations.

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       11

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               For the period
                                                            12/15/97(a)-12/31/97
                                                            --------------------
From operations:
  Net investment loss                                               $      (544)
  Net change in unrealized appreciation                                  11,170
                                                                    -----------

Net increase in net assets resulting from operations                     10,626

From share transactions:
  Proceeds from shares sold                                           4,743,861
  Payments for shares redeemed                                           (1,970)
                                                                    -----------

Net increase in net assets resulting from share transactions          4,741,891
                                                                    -----------

Total increase in net assets                                          4,752,517


Net assets at beginning of period                                             0
                                                                    -----------

Net assets at end of period                                         $ 4,752,517

                                                                    -----------
                                                                    -----------

(a) Commencement of operations.

See accompanying notes to financial statements.



12                        ANNUAL REPORT - DECEMBER 31, 1997

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                For the period
                                                                  12/15/97(a)-
                                                                   12/31/97
                                                                ---------------
Net asset value at beginning of period                              $ 10.00
                                                                    -------
Income from investment operations
  Net investment loss                                                  0.00
  Net realized and unrealized gain on investments                      0.00
                                                                    -------
     Total from investment operations                                  0.00
                                                                    -------
Net asset value at end of period                                    $ 10.00
                                                                    -------
                                                                    -------

Total Return                                                          0.00%(b)

Ratios/Supplemental Data
  Ratio of expenses to average net assets                             1.71%(c)
  Ratio of net investment loss to average net assets                 (0.29%)(c)
  Portfolio turnover rate                                                0%(c)
  Net assets, end of period (in thousands)                          $ 4,753
                                                                    -------
                                                                    -------

Average commission rate paid on stock transactions for the period December 15, 1997 to December 31, 1997 was $0.0514 per share.

(a) Commencement of operations.
(b) For the period December 15, 1997 to December 31, 1997.
(c) Ratios have been determined on an annualized basis.

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       13

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Funds is an open-ended, diversified investment management company which consists of Special Equities Portfolio, Special Equities II, and Small Cap Contrarian. The Funds commenced public offering of their shares as follows:
Special Equities Portfolio on April 23, 1987, Special Equities II on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Contrarian ("Fund").

                                          1
                           SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of a market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds expenses, such as trustees' fees, are allocated among the three Skyline Funds.

- RECLASSIFICATION - The 1997 net investment loss of $544 has been offset against paid-in capital at December 31, 1997.


14                        ANNUAL REPORT - DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                          2
                             TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee paid for the period December 15, 1997 to December 31, 1997 was $2,785. The Adviser has agreed to reimburse the Fund to the extent that the aggregate annual expenses of the Fund, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Fund's ongoing operations, exceed 1.75% of the average daily net assets of the Fund.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the period December 15, 1997 to December 31, 1997, no fees were paid by the Fund to the unaffiliated trustees.

In connection with the organization of the Fund, organizational costs of $47,280 was advanced to the Fund by the Adviser. This expense is being amortized on a straight line basis through December 15, 2002. The Fund will reimburse the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

                                          3
                                  SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                                               For the Period
                                                            12/15/97 to 12/31/97
                                                            --------------------
  Shares sold                                                         475,238

  Less shares redeemed                                                   (200)
                                                            -----------------
  Net increase in shares outstanding                                  475,038
                                                            -----------------
                                                            -----------------

                                          4
                               INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the period December 15, 1997 to December 31, 1997, are as follows:

  Cost of purchases                          $4,242,649
  Proceeds from sales                                 0


              ANNUAL REPORT - DECEMBER 31, 1997                       15

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Skyline Small Cap Contrarian and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Small Cap Contrarian as of December 31, 1997, the related statements of operations and changes in net assets, and the financial highlights for the period December 15, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Small Cap Contrarian at December 31, 1997 and the results of its operations, the changes in its net assets, and the financial highlights for the period December 15, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP

Chicago, Illinois
January 16, 1998


16                        ANNUAL REPORT - DECEMBER 31, 1997

REPORT FOR THE PERIOD ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.




              ANNUAL REPORT - DECEMBER 31, 1997                       17

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18                        ANNUAL REPORT - DECEMBER 31, 1997

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              ANNUAL REPORT - DECEMBER 31, 1997                       19

                         This page left blank intentionally.


20                        ANNUAL REPORT - DECEMBER 31, 1997

For 24-hour Skyline Funds prices CALL:  1.800.828.2SKY
                                        (1.800.828.2759)

To speak with a Skyline Funds Representative
during normal business hours CALL: 1.800.458.5222
--------------------------------------------------------------------------------

[LOGO]

311 South Wacker Drive
Suite 4500
Chicago, Illinois 60606

                                     PART C

                                OTHER INFORMATION

     ITEM 24.  Financial Statements and Exhibits

     (a)  Financial Statements:

     SKYLINE SPECIAL EQUITIES PORTFOLIO

     Part A:  None.

     Part B: The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's 1997 Skyline Special Equities Portfolio Annual Report:

               -    Report of Independent Auditors

               -    Statement of Assets and Liabilities at December 31, 1997

               -    Statement of Operations for the year ended December 31, 1997

               - Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996

               -    Portfolio Holdings at December 31, 1997

               -    Notes to Financial Statements

     NOTE: the following schedules have been omitted for the following reasons:

     Schedule I - The required information is presented in the Portfolio Holdings at December 31, 1997.

     Schedules II, III, IV and V - The required information is not present.

     SKYLINE SMALL CAP VALUE PLUS

     Part A:  None.

     Part B: The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's 1997 Skyline Small Cap Value Plus (then named Skyline Special Equities II) Annual Report:

               -    Report of Independent Auditors

               -    Statement of Assets and Liabilities at December 31, 1997

               -    Statement of Operations for the year ended December 31, 1997

               - Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996

               -    Portfolio Holdings at December 31, 1997

               -    Notes to Financial Statements

     NOTE: the following schedules have been omitted for the following reasons:

     Schedule I - The required information is presented in the Portfolio Holdings at December 31, 1997.

     Schedules II, III, IV and V - The required information is not present.

     SKYLINE SMALL CAP CONTRARIAN

     Part A:  None.

     Part B: The following financial statements, but not other part of the report, are incorporated by reference to the following portions of Registrant's 1997 Skyline Small Cap Contrarian Annual Report:

               -    Report of Independent Auditors

               -    Statement of Assets and Liabilities at December 31, 1997

               -    Statement of Operations for the year ended December 31, 1997

               - Statement of Changes in Net Assets for the period from December 15, 1997 through December 31, 1997

               -    Portfolio Holdings at December 31, 1997

               -    Notes to Financial Statements

     NOTE: the following schedules have been omitted for the following reasons:

     Schedule I - The required information is presented in the Portfolio Holdings at December 31, 1997.

     Schedules II, III, IV, and V - the required information is not present.

     (b)    EXHIBITS:

     Note: As used herein, "Registration Statement" means the Registrant's Registration Statement on Form N-1A, no. 33-11755, "Post-effective Amendment no. 21" refers to post-effective amendment no. 21 to the Registration Statement that was filed on April 29, 1996, "Post-effective Amendment no. 22" refers to post-effective amendment no. 22 to the Registration Statement that was filed on April 25, 1997, "Post-effective Amendment no. 23" refers to post-effective amendment no. 23 to the Registration Statement that was filed on August 29, 1997, and "Post-effective Amendment no. 24" refers to post-effective amendment no. 24 to the Registration Statement that was filed on February 27, 1998.


            1.1 Agreement and Declaration of Trust of the Registrant (incorporated by reference to exhibit 1 to Post-effective Amendment no. 21)

            1.2 Amendment No. 1 to Agreement and Declaration of Trust (incorporated by reference to exhibit 1.2 to Post-effective Amendment no. 22)

            2 By-Laws of the Registrant (incorporated by reference to exhibit 2 to Post-effective Amendment no. 21)

            3       None

            4.1 Share certificate for series designated Skyline Special Equities Portfolio (incorporated by reference to exhibit 4.1 to Post-effective Amendment no. 24)


            4.2 Share certificate for series designated Skyline Small Cap Value Plus (incorporated by reference to exhibit 4.2 to Post-effective Amendment no. 24)


            4.3 Share certificate for series designated Skyline Small Cap Contrarian (incorporated by reference to exhibit 4.3 to Post-effective Amendment no. 24)

            5.1 Investment Advisory Agreement between the Registrant and Skyline Asset Management, L.P., relating to Skyline Special Equities Portfolio (incorporated by reference to exhibit 5.1 to Post-effective Amendment no. 21)

            5.2 Investment Advisory Agreement between the Registrant and Skyline Asset Management, L.P., relating to Skyline Small Cap Value Plus (incorporated by reference to exhibit 5.2 to Post-effective Amendment no. 21)


            5.3 Investment Advisory Agreement between the Registrant and Skyline Asset Management, L.P., relating to Skyline Small Cap Contrarian (incorporated by reference to exhibit 5.3 to Post-effective Amendment no. 24)

            6.1 Distribution Agreement between the Registrant and Funds Distributor, Inc. (incorporated by reference to exhibit 6 to Post-effective Amendment no. 21)

            6.2 Amendment to Distribution Agreement between the Registrant and Funds Distributor, Inc. (incorporated by reference to exhibit 6.2 to Post-effective Amendment no. 24)

            7       None

            8 Amended and Restated Custodian Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company

            9.1 Amended and Restated Transfer Agent Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company

            9.2 Amended and Restated Fund Accounting Services Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company

            10 Opinion and Consent of Counsel relating to Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian

            11      Consent of Independent Auditors

            12      None

            13 Investment representation letter of initial purchaser of shares of beneficial interest of the Registrant (incorporated by reference to exhibit 13 to Post-effective Amendment no. 21)

            14.1 Skyline Funds Individual Retirement Account Custodial Agreement and Disclosure Statement and related applications

            14.2 Skyline Funds SIMPLE-IRA Supplement and related applications (incorporated by reference to exhibit 14.2 to Post-effective Amendment no. 23)

            15      None

            16 Schedule for Computation of Performance Quotations (incorporated by reference to exhibit 16 to Post-effective Amendment no. 21)

            18      None

            19      Skyline Funds Account Application

            27.1    Financial Data Schedule -- Skyline Special Equities
                    Portfolio

            27.2    Financial Data Schedule -- Skyline Small Cap Value Plus

            27.3    Financial Data Schedule -- Skyline Small Cap Contrarian

ITEM 25.    Persons Controlled by or Under Common Control With Registrant.

            The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with the Registrant within the meaning of this item. The information in the Prospectus under the caption "Management of Skyline" and in the Statement of Additional Information under the caption "Management of Skyline" and in the first paragraph under the caption "Investment Advisory Services" is incorporated by reference.

ITEM 26.    Number of Holders of Securities.

                                             Number of Record Holders
     Title of Series                          as of February 18, 1998
     ---------------                         ------------------------
     Skyline Special Equities Portfolio                6,274
     Skyline Small Cap Value Plus                      5,686
     Skyline Small Cap Contrarian                        464

ITEM 27.    Indemnification.

            Article Tenth of Registrant's Agreement and Declaration of Trust (exhibit 1 to this registration statement, which is incorporated herein by reference) provides that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            The registrant, its trustees and officers, Skyline Asset Management, L.P. (the "Adviser") (the investment adviser to registrant) and certain affiliated persons of the Adviser and affiliated persons of such persons are insured under a policy of insurance maintained by registrant, the Adviser and those affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 28.    Business and Other Connections of Investment Adviser.

            The information in the Statement of Additional Information under the caption "Management of Skyline" is incorporated by reference. Prior to August 31, 1995, the officers of Skyline Asset Management, L.P. were officers or employees of Mesirow Asset Management, Inc., the previous adviser to the Registrant. Affiliated Managers Group, Inc. ("AMG"), the general partner of Skyline Asset Management, L.P., has during such time period been in the business of making equity investments in investment management firms in which management personnel retain a significant interest in the future of the business. AMG holds, directly or indirectly, partnership or other equity interests in a number of entities, each of which provides investment advice to a number of other organizations and individuals.

ITEM 29.    Principal Underwriters.

            (a) Funds Distributor, Inc. (the "Distributor") currently acts as distributor for:

            American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
            American Century Government Income Trust
            American Century International Bond Funds
            American Century Investment Trust
            American Century Municipal Trust
            American Century Mutual Funds, Inc.
            American Century Premium Reserves, Inc.
            American Century Quantitative Equity Funds
            American Century Strategic Asset Allocations, Inc.
            American Century Target Maturities Trust
            American Century Variable Portfolios, Inc.
            American Century World Mutual Funds, Inc.
            BJB Investment Funds
            The Brinson Funds
            Dresdner RCM Capital Funds, Inc.
            Dresdner RCM Equity Funds, Inc.
            Harris Insight Funds Trust
            HT Insight Funds, Inc., d/b/a Harris Insight Funds
            J.P. Morgan Institutional Funds
            J.P. Morgan Funds
            The JPM Series Trust
            The JPM Series Trust II
            LaSalle Partners Funds, Inc.
            Monetta Fund, Inc.
            Monetta Trust
            The Montgomery Funds
            The Montgomery Funds II
            The Munder Framlington Funds Trust
            The Munder Funds Trust
            The Munder Funds, Inc.
            Orbitex Group of Funds

             St. Clair Funds, Inc.

            Waterhouse Investors Family of Funds, Inc.
            WEBS Index Fund, Inc.

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.


            (b) The following is a list of the executive officers, directors and partners of the Distributor:


      Director, President and Chief Executive    - Marie E. Connolly
      Officer
      Executive Vice President                   - George A. Rio
      Executive Vice President                   - Richard W. Ingram
      Executive Vice President                   - Donald R. Roberson
      Executive Vice President                   - William S. Nichols
      Senior Vice President                      - Michael S. Petrucelli
      Senior Vice President, General Counsel,    - Margaret W. Chambers
      Chief Compliance Officer, Secretary and
      Clerk
      Director, Senior Vice President,           - Joseph F. Tower, III
      Treasurer and Chief Financial Officer
      Senior Vice President                      - Allen B. Closser
      Senior Vice President                      - Paula R. David
      Senior Vice President                      - Bernard A. Whalen
      Director                                   - William J. Nutt


The principal business address of all officers and directors of the Distributor is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

            (c)     Not applicable

ITEM 30.    Location of Accounts and Records.

            (1)     Firstar Trust Company
                    P.O. Box 701
                    Milwaukee, Wisconsin 53201
                    Rule 31a-1(a)
                    Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

            (2)    Skyline Funds
                   311 South Wacker Drive, Suite 4500
                   Chicago, Illinois 60606
                   Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11);
                   Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);
                   Rule 31a-2(c); Rule 31a-2(e)

ITEM 31.    Management Services.

            Not applicable.

ITEM 32.    Undertakings.

            (a)     Not applicable.

            (b) Registrant undertakes to file a post-effective amendment, using financial statements of its series Skyline Small Cap Contrarian, within four to six months from the effective date of the first post-effective amendment to registrant's registration statement containing a prospectus and statement of additional information of Small Cap Contrarian.

            (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on April 28, 1998.


                                                  SKYLINE FUNDS


                                                  By  /s/ William M. Dutton
                                                      --------------------------
                                                  William M. Dutton, President

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ William L. Achenbach           Trustee                            )
------------------------------                                        )
William L. Achenbach                                                  )
                                                                      )
                                                                      )
                                                                      )
/s/ William M. Dutton              Trustee                            )
------------------------------     President                          )
William M. Dutton                  (principal executive officer)      )
                                                                      )
                                                                      )
                                                                      )
/s/ Paul J. Finnegan               Trustee                            )    April 28, 1998
------------------------------                                        )
Paul J. Finnegan                                                      )
                                                                      )
                                                                      )
                                                                      )
/s/ David A. Martin                Trustee                            )
------------------------------                                        )
David A. Martin                                                       )
                                                                      )
                                                                      )
                                                                      )
/s/ Richard K. Pearson             Trustee                            )
------------------------------                                        )
Richard K. Pearson                                                    )
                                                                      )
                                                                      )
                                                                      )
/s/ Scott C. Blim                  Secretary and Treasurer            )
------------------------------     (principal accounting and          )
Scott C. Blim                      financial officer                  )

                     INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

     Exhibit                           Exhibit
     Number                            -------
     ------

       8 Amended and Restated Custodian Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company

      9.1 Amended and Restated Transfer Agent Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company

      9.2 Amended and Restated Fund Accounting Services Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company


     10 Opinion and Consent of Counsel relating to Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian



     11              Consent of Independent Auditors


     14.1 Skyline Funds Individual Retirement Account Custodial Agreement and Disclosure Statement and related Applications


     19              Skyline Funds Account Application


     27.1            Financial Data Schedule - Skyline Special Equities
                     Portfolio

     27.2            Financial Data Schedule - Skyline Small Cap Value
                     Plus

     27.3            Financial Data Schedule - Skyline Small Cap
                     Contrarian